SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
      Fidelity Advisor Series I

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
            Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY ADVISOR EQUITY GROWTH FUND:
CLASS A
CLASS    B
CLASS    T
INSTITUTIONAL CLASS

FIDELITY ADVISOR MID CAP FUND:
CLASS A
CLASS    B
CLASS    T
INSTITUTIONAL CLASS

FIDELITY ADVISOR LARGE CAP FUND:
CLASS A
CLASS    B
CLASS    T
INSTITUTIONAL CLASS

FIDELITY ADVISOR TECHNOQUANT   T    M GROWTH FUND:
CLASS A
CLASS    B
CLASS    T
INSTITUTIONAL CLASS

FIDELITY ADVISOR GROWTH & INCOME FUND:
CLASS A
CLASS    B
CLASS    T
INSTITUTIONAL CLASS

FUNDS OF FIDELITY ADVISOR SERIES I
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor TechnoQuantTM Growth Fund and Fidelity Advisor Growth & Income Fund (the funds), will be held at the office of Fidelity Advisor Series I (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on July 16, 1997, at 11:30 AM. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. T   o elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. and Price Waterhouse LLP as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To amend the Bylaws of the trust to require only    Trustee
    approval of changes to the Bylaws.
 7. To adopt a new fundamental investment policy for Equity Growth Fund to permit the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 8. To approve an amended Management Contract for Equity Growth Fund.
 9. To approve an amended Sub-Advisory Agreement between Equity Growth Fund and FMR Far East.
 10. To approve an amended Sub-Advisory Agreement between Equity Growth Fund and FMR U.K.
11. To amend the Class T Distribution and Service Plan for Equity Growth
Fund.
12. To amend the fundamental investment limitation on diversification for Equity Growth Fund to permit increased investment in the securities of any single issuer.
13. To amend the fundamental investment limitation concerning diversification for Equity Growth Fund, Mid Cap Fund and Large Cap Fund to
exclude    investments     in other investment companies from the
limitation.
14. To replace Equity Growth Fund's fundamental name test policy with a non-fundamental policy based on total assets.
15. To eliminate Equity Growth Fund's fundamental investment policy relating to permissible repurchase agreement counterparties.
16. To amend Equity Growth Fund's fundamental investment limitation concerning real estate.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
17. To adopt a fundamental investment limitation concerning the issuance of senior securities for Equity Growth Fund.
18. To eliminate Equity Growth Fund's fundamental investment limita   tion
concerning short sales of securities and replace it with a similar non-fundamental investment limitation.
19. To eliminate Equity Growth Fund's fundamental investment limita   tion
concerning margin purchases and replace it with a similar non-fundamental investment limitation.
20. To amend Equity Growth Fund's fundamental investment limitation concerning borrowing.
21. To amend Equity Growth Fund's fundamental investment limitation concerning lending.
22. To eliminate Equity Growth Fund's fundamental investment limitation concerning investments in other investment companies.
23. To eliminate Equity Growth Fund's fundamental investment limitation concerning investments in securities of newly-formed issuers.
24. To eliminate Equity Growth Fund's fundamental investment limitation concerning investing in oil, gas, and mineral exploration programs.
 The Board of Trustees has fixed the close of business on May 19, 1997 as the record date for the determination of the shareholders of each of the funds and classes entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
May 19, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)          ABC Corp.                     John Smith,
                                             Treasurer

 2)            ABC Corp.                     John Smith,
                                             Treasurer

               c/o John Smith, Treasurer

   B.     1)   ABC Corp. Profit Sharing      Ann B. Collins,
               Plan                          Trustee

 2)            ABC Trust                     Ann B. Collins,
                                             Trustee

 3)            Ann B. Collins, Trustee       Ann B. Collins,
               u/t/d 12/28/78                Trustee

C. 1)          Anthony B. Craft, Cust.       Anthony B. Craft

               f/b/o Anthony B. Craft, Jr.

               UGMA


PROXY STATEMENT
FIDELITY ADVISOR SERIES I:
   SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR EQUITY GROWTH FUND:
   CLASS A
   CLASS B
CLASS T
INSTITUTIONAL CLASS

FIDELITY ADVISOR MID CAP FUND:
CLASS A
   CLASS B
CLASS T
INSTITUTIONAL CLASS

FIDELITY ADVISOR LARGE CAP FUND:
CLASS A
   CLASS B
CLASS T
INSTITUTIONAL CLASS

FIDELITY ADVISOR TECHNOQUANTTM GROWTH FUND:
CLASS A
   CLASS B
CLASS T
INSTITUTIONAL CLASS

FIDELITY ADVISOR GROWTH & INCOME FUND:
CLASS A
   CLASS B
CLASS T
INSTITUTIONAL CLASS
TO BE HELD ON JULY 16, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series I (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor TechnoQuantTM Growth Fund and Fidelity Advisor Growth & Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on July 16, 1997 at 11:30 AM at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 19, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King & Co. may be paid to solicit shareholders on behalf of the funds at an
anticipated cost of approximately $177,500 (Equity    Growth     Fund),
$30,300 (Mid Cap Fund), $4,500 (Large Cap Fund), $1,650 (TechnoQuantTM Growth Fund), and $1,800 (Growth & Income Fund). The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc.
(FMR Far East), subadvisers to the funds   ,     is 82 Devonshire Street,
Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $193,125 (Equity Growth Fund), $32,825 (Mid Cap Fund), $4,875 (Large Cap Fund), $1,788 (TechnoQuantTM Growth Fund), and $1,950 (Growth & Income Fund). The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class of each fund of the trust issued and outstanding as of March 31, 1997 are indicated in the following table:
Fidelity Advisor Equity Growth Fund:

 Class A                                          213,015

 Class B                                          353,002

 Class T                                          82,651,656

 Institutional Class                              25,832,907

Fidelity Advisor Mid Cap Fund:

 Class A                                          175,268

 Class B                                          3,259,085

 Class T                                          20,758,671

 Institutional Class                              6,041,366

Fidelity Advisor Large Cap Fund:

 Class A                                          91,255

 Class B                                          1,194,638

 Class T                                          2,673,795

 Institutional Class                              879,161

Fidelity Advisor TechnoquantTM Growth Fund:

 Class A                                          360,445

 Class B                                          427,484

 Class T                                          1,041,434

 Institutional Class                              115,777

Fidelity Advisor Growth & Income Fund:

 Class A                                          97,506

 Class B                                          628,512

 Class T                                          2,965,377

 Institutional Class                              70,136

    As of March 31, 1997, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.
 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on March 31, 1997 was as follows:
 Advisor Equity Growth Fund - Class A: Donaldson, Lufkin & Jenrette, New York, NY (7.98%).
 Advisor Equity Growth Fund - Class B: FIS Securities, Inc., Providence, RI (10.69%).
 Advisor Equity Growth Fund - Class T: CIGNA LIFE, Hartford, CT (8.96%); Smith Barney, Inc., New York, NY (5.52%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (5.32%).
 Advisor Equity Growth Fund - Institutional Class: First Hawaiian Bank, Honolulu, HI (6.36%).
 Advisor Mid Cap Fund - Class A: Offerman & Co., Minneapolis, MN (10.32%); PaineWebber Inc., Weehawken, NJ (8.35%); Smith Barney, Inc., New York, NY (6.28%); A.G. Edwards & Sons, St. Louis, MO (6.03%); FMR Corp., Boston, MA (5.39%).
 Advisor Mid Cap Fund - Class B: Dain Bosworth, Inc., Minneapolis, MN (15.62%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (8.29%); Smith Barney, Inc., New York, NY (6.82%).
 Advisor Mid Cap Fund - Class T: Commonwealth Equity Services, Waltham, MA (8.59%); Dain Bosworth, Inc., Minneapolis, MN (7.36%); Smith Barney, Inc., New York, NY (5.94%); Donaldson, Lufkin & Jenrette, New York, NY (5.51%).
 Advisor Mid Cap Fund - Institutional Class: First Hawaiian Bank, Honolulu, HI (81.70%).
 Advisor Large Cap Fund - Class A: A.G. Edwards & Sons, St. Louis, MO (11.17%); FMR Corp., Boston, MA (10.96%); Westport Bank and Trust Co., Westport, CT (8.95%); PaineWebber Inc., Weehawken, NJ (8.89%); LaSalle St. Securities, Inc., Chicago, IL (6.69%); Prudential Securities, New York, NY (6.35%); National Financial Services Corporation, Boston, MA (5.34%).
 Advisor Large Cap Fund - Class B: Dain Bosworth, Inc., Minneapolis, MN (22.69%); Prudential Securities, New York, NY (6.79%).
 Advisor Large Cap Fund - Class T: Securities America, Inc., Omaha, NE (10.67%); Dain Bosworth, Inc., Minneapolis, MN (7.99%).
 Advisor Large Cap Fund - Institutional Class: Union Planters National Bank, Memphis, TN (56.90%); FMR Corp., Boston, MA (20.61%); Charles Schwab and Co., Inc., San Francisco, CA (10.95%).
 Advisor TechnoQuantTM Growth Fund - Class A: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (67.86%).
 Advisor TechnoQuantTM Growth Fund - Class B: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (54.20%).
 Advisor TechnoQuantTM Growth Fund - Class T: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (13.84%); PaineWebber Inc., Weehawken, NJ (6.90%); Offerman & Co., Minneapolis, MN (5.78%).
 Advisor TechnoQuantTM Growth Fund - Institutional Class: FMR Corp., Boston, MA (57.72%); Donaldson, Lufkin & Jenrette, New York, NY (15.58%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (12.06%).
 Advisor Growth & Income Fund - Class A: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (12.92%); EQ Financial Consultants, New York, NY (10.35%); FMR Corp., Boston, MA (9.83%); The Advisors Group, Wilmington, DE (5.62%); Robert Thomas Securities, Inc., St. Petersburg, FL (5.14%).
 Advisor Growth & Income Fund - Class B: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (13.29%); PaineWebber Inc., Weehawken, NJ (10.05%); Southwest Securities, Inc., Dallas, TX (8.69%); Royal Alliance Assoc., Inc., Birmingham, AL (5.25%).
 Advisor Growth & Income Fund - Class T: Securities America, Inc., Omaha, NE (20.99%); Royal Alliance Assoc., Inc., Birmingham, AL (7.99%); Dain Bosworth, Inc., Minneapolis, MN (7.34%).
 Advisor Growth & Income Fund - Institutional Class: FMR Corp., Boston, MA (98.19%).
 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date.
 Shareholders of record at the close of business May 19, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996 CALL 1-800-843-3001 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
 VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND OF EACH FUND OF THE TRUST AND OF EACH CLASS OF A FUND
AND, IN THE CASE OF PROPOSALS 4 AND 5   ,     A "MAJORITY OF THE
OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSAL 6 REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF THE TRUST. APPROVAL OF PROPOSALS 7 THROUGH 10 AND 12 THROUGH 24 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. APPROVAL OF PROPOSAL 11 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF CLASS T SHAREHOLDERS.
 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
 The following    table     summarizes the proposals applicable to each
class of shares of each fund.

Proposal           Proposal Description                    Applicable Fund(s) or
#                                                          Class(es)

 1                 To elect as Trustees the 12             Equity Growth Fund
                   nominees presen   ted in                Mid Cap Fund
                      proposal 1.                          Large Cap Fund
                                                           TechnoQuantTM Growth Fund
                                                           Growth & Income Fund

 2                 To ratify the selection of              Equity Growth Fund
                   Coopers & Lybrand L.L.P.                Mid Cap Fund
                   and Price Waterhouse LLP                Large Cap Fund
                   as independent                          TechnoQuantTM Growth Fund
                   accountants of the trust.               Growth & Income Fund

 3                 To amend the Declaration                Equity Growth Fund
                   of Trust to provide voting              Mid Cap Fund
                   rights based on a                       Large Cap Fund
                   shareholder's total dollar              TechnoQuantTM Growth Fund
                   investment in a fund, rather            Growth & Income Fund
                   than on the number of
                   shares owned.

 4                 To amend the Declaration                Equity Growth Fund
                   of Trust to eliminate the               Mid Cap Fund
                   requirement that                        Large Cap Fund
                   shareholders be notified in             TechnoQuantTM Growth Fund
                   the event of an                         Growth & Income Fund
                   ap   point    ment of a Trustee,
                   within three months of the
                   appointment.

 5                 To amend the Declaration                Equity Growth Fund
                   of Trust to clarify that the            Mid Cap Fund
                   T   rustees     may authorize the       Large Cap Fund
                   investment of all of a fund's           TechnoQuantTM Growth Fund
                   assets in another open-end              Growth & Income Fund
                   investment company with
                   substantially the same
                   investment objective and
                   policies.

 6                 To amend the trust's                    Equity Growth Fund
                   Bylaws to require only                  Mid Cap Fund
                   Trustee approval of                     Large Cap Fund
                   changes to the Bylaws.                  TechnoQuantTM Growth Fund
                                                           Growth & Income Fund

   Proposal           Proposal Description                    Applicable Fund(s) or
   #                                                          Class(es)

 7                 To adopt a new fundamental              Equity Growth Fund
                   investment policy for the
                   fund that would permit it to
                   invest all of its assets in
                   another open-end
                   investment company
                   managed by FMR or an
                   affiliate with substantially the
                   same investment objective
                   and policies.

 8                 To approve an amended                   Equity Growth Fund
                      Management Contract     for
                   the fund that would reduce
                   the management fee
                   payable to FMR by the
                   fund   .

 9                 To approve an amended                   Equity Growth Fund
                      Sub-Advisory Agreement
                          with FMR Far East to
                   provide investment advice
                   and research services or
                   investment management
                   ser   vic    es.

 10                   To approve an amended                Equity Growth Fund
                      Sub-Advisory Agreement
                      with FMR     U.K. to provide
                   investment advice and
                   research services or
                   investment management
                   services.

 11                To approve an amended                   Equity Growth Fund:
                   Distribution and Service                Class T
                   Plan for Class T shares of
                   the fund that would remove
                   from the 12b-1 fee
                   calculation the exclusion of
                   shares purchased 144
                   months prior.

 12                To amend the fundamental                Equity Growth Fund
                   investment limitation
                   concerning diversification
                   to permit increased
                   investment in the securities
                   of any single issuer.

   Proposal           Proposal Description                    Applicable Fund(s) or
   #                                                          Class(es)

 13                To amend the                            Equity Growth Fund
                      diversification     limitation to    Mid Cap Fund
                   exclude "securities of other            Large Cap Fund
                   investment companies"
                   from issuer diversification
                   limits.

 14                To replace the fundamental              Equity Growth Fund
                   name test policy with a
                   non-fundamental policy
                   based on total assets.

 15                To eliminate the                        Equity Growth Fund
                   fundamental investment
                   policy relating to
                   permissible repurchase
                   agreement counterparties.

 16                To make explicit the ability            Equity Growth Fund
                   of the fund to purchase any
                   security or instrument
                   backed by real estate or
                   real estate interests and
                   any security of companies
                   engaged in the real estate
                   business. Also to eliminate
                   the restriction that
                   securities backed by real
                   estate must be marketable.



ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 17                                               SENIOR SECURITIES: To add          Equity Growth Fund
                                                  the ability to issue senior
                                                  securities to the extent
                                                  permitted under the
                                                  Investment Company Act
                                                  of 1940.

 18                                               SHORT SALES: To replace            Equity Growth Fund
                                                  the fundamental
                                                  investment limitation on
                                                  short sales with a
                                                  non-fundamental limitation
                                                  which explicitly allows
                                                  investment in options   .

 19                                               MARGIN PURCHASES: To               Equity Growth Fund
                                                  replace the fundamental
                                                  investment limitation on
                                                  margin purchases with a
                                                  similar non-fundamental
                                                  investment limitation.

 20                                               BORROWING: To amend the            Equity Growth Fund
                                                  borrowing limitation to
                                                  require a reduction in
                                                  borrowing if borrowings
                                                  exceed the 33 1/3% limit
                                                  for any reason rather than
                                                  solely because of a decline
                                                  in net assets.

 21                                               LENDING: To clarify that the       Equity Growth Fund
                                                  fund can purchase an entire
                                                  issue of debt securities and
                                                  to eliminate the reference to
                                                  "portfolio securities" in the
                                                  exception for repurchase
                                                  agreements.

 22                                               OTHER INVESTMENT                   Equity Growth Fund
                                                  COMPANIES: To eliminate
                                                  the fundamental
                                                  investment limitation
                                                  restricting ownership of
                                                  other investment
                                                  companies.

 23                                               NEWLY-FORMED ISSUERS:              Equity Growth Fund
                                                  To eliminate the
                                                  fundamental investment
                                                  limitation    concerning
                                                  investments in securities of
                                                     newly-formed issuers.

 24                                               OIL, GAS, & MINERAL                Equity Growth Fund
                                                  EXPLORATION: To eliminate
                                                  the fundamental limitation
                                                  restricting investments in oil,
                                                  gas, and mineral exploration
                                                  programs.


1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Advisor Series I, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert M. Gates, and William O. McCoy, all nominees named below are currently Trustees of Fidelity Advisor Series I and have served in that capacity continuously since originally elected or appointed. Ralph F. Cox, Phyllis Burke Davis and Marvin L. Mann were selected by the trust's
Nominating and Administration Committee (see page        ) and were
appointed to the Board in November 1991, December 1992 and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, Peter S. Lynch, and William O. McCoy, each of the nominees is
currently a Trustee or General Partner, as the case may be, o   f 62
registered investment companies (trusts or partnerships) advised by FMR. Mr. Gates and Mr. McCoy are currently a Trustee or General Partner, as the case may be, of 47 registered investment companies advised by FMR. Mr. Lynch is a Trustee or General Partner, as the case may be, of 61 registered investment companies advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
Nominee               Principal Occupation **                 Year of
(Age)                                                         Election or
                                                              Appointme
                                                              nt

*J. Gary Burkhead     Senior Vice President,                  1986
 (56)                 President and a Director of
                      FMR Texas Inc., Fidelity
                      Management & Research
                      (U.K.) Inc., Fidelity
                      Management & Research (Far
                      East) Inc.,    and Fidelity
                         Investments Institutional
                         Services Company, Inc.

Ralph F. Cox          Management consultant (1994).           1991
 (65)                 Prior to February 1994, he was
                      President of Greenhill Petroleum
                      Corporation (petroleum
                      exploration and production). Until
                      March 1990, Mr. Cox was
                      President and Chief Operating
                      Officer of Union Pacific
                      Resources Company
                      (exploration and production). He
                      is a Director of Sanifill
                      Corporation (non-hazardous
                      waste, 1993), CH2M Hill
                      Companies (engineering), Rio
                      Grande, Inc. (oil and gas
                      production), and Daniel
                      Industries (petroleum
                      measurement equipment
                      manufacturer). In addition, he is
                      a member of advisory boards of
                      Texas A&M University and the
                      University of Texas at Austin.

Phyllis Burke Davis   Prior to her retirement in              1992
 (65)                 September 1991, Mrs. Davis
                      was the Senior Vice President of
                      Corporate Affairs of Avon
                      Products, Inc. She is currently a
                      Director of BellSouth Corporation
                      (telecommunications), Eaton
                      Corporation (manufacturing,
                      1991), and the TJX Companies,
                      Inc. (retail stores), and
                      previously served as a Director
                      of Hallmark Cards, Inc.
                      (1985-1991) and Nabisco
                      Brands, Inc. In addition, she is a
                      member of the President's
                      Advisory Council of The
                      University of Vermont School of
                      Business Administration.

Robert M. Gates       Consultant, author, and lecturer        --
 (53)                 (1993). Mr. Gates was Director
                      of the Central Intelligence
                      Agency (CIA) from 1991-1993.
                      From 1989 to 1991, Mr. Gates
                      served as Assistant to the
                      President of the United States
                      and Deputy National Security
                      Advisor. Mr. Gates is currently
                      a Trustee for the Forum For
                      International Policy, a Board
                      Member for the Virginia
                      Neurological Institute, and a
                      Senior Advisor of the Harvard
                      Journal of World Affairs. In
                      addition, Mr. Gates also serves
                      as a member of the corporate
                      board for LucasVarity PLC
                      (automotive components and
                      diesel engines), Charles Stark
                      Draper Laboratory (non-profit),
                      NACCO Industries, Inc. (mining
                      and manufacturing), and TRW
                      Inc. (original equipment and
                      replacement products).

*Edward C. Johnson    President, is Chairman, Chief           1968
3d                    Executive Officer and a
 (67)                 Director of FMR Corp.; a
                      Director and Chairman of the
                      Board and of the Executive
                      Committee of FMR; Chairman
                      and a Director of FMR Texas
                      Inc., Fidelity Management &
                      Research (U.K.) Inc., and
                      Fidelity Management &
                      Research (Far East) Inc.

E. Bradley Jones      Prior to his retirement in 1984,        1990
 (69)                 Mr. Jones was Chairman and
                      Chief Executive Officer of LTV
                      Steel Company. He is a
                      Director of TRW Inc. (original
                      equipment and replacement
                      products), Cleveland-Cliffs Inc
                      (mining), Consolidated Rail
                      Corporation, Birmingham Steel
                      Corporation, and RPM, Inc.
                      (manufacturer of chemical
                      products), and he previously
                      served as a Director of NACCO
                      Industries, Inc. (mining and
                         manufacturing    , 1985-1995) and
                      Hyster-Yale Materials Handling,
                      Inc. (1985-1995). In addition,
                      he serves as a Trustee of First
                      Union Real Estate Investments,
                      a Trustee and member of the
                      Executive Committee of the
                      Cleveland Clinic Foundation, a
                      Trustee and member of the
                      Executive Committee of
                      University School (Cleveland),
                      and a Trustee of Cleveland
                      Clinic Florida.

Donald J. Kirk        Executive-in-Residence (1995)           1987
 (64)                 at Columbia University
                      Graduate School of Business
                      and a financial consultant.
                      From 1987 to January 1995,
                      Mr. Kirk was a Professor at
                      Columbia University Graduate
                      School of Business. Prior to
                      1987, he was Chairman of the
                      Financial Accounting Standards
                      Board. Mr. Kirk is a Director of
                      General Re Corporation
                      (reinsurance), and he
                      previously served as a Director
                      of Valuation Research Corp.
                      (appraisals and valuations,
                      1993-1995). In addition, he
                      serves as Chairman of the
                      Board of Directors of the
                      National Arts Stabilization
                      Fund, Chairman of the Board of
                      Trustees of the Greenwich
                      Hospital Association, a Member
                      of the Public Oversight Board
                      of the American Institute of
                      Certified Public Accountants'
                      SEC Practice Section (1995),
                      and as a Public Governor of the
                      National Association of
                      Securities Dealers, Inc. (1996).

*Peter S. Lynch       Vice Chairman and Director of           1990
 (54)                 FMR (1992). Prior to May 31,
                      1990, he was a Director of
                      FMR and Executive Vice
                      President of FMR (a position he
                      held until March 31, 1991); Vice
                      President of Fidelity Magellan
                      Fund and FMR Growth Group
                      Leader; and Managing Director
                      of FMR Corp. Mr. Lynch was
                      also Vice President of Fidelity
                      Investments Corporate
                      Services (1991-1992). He is a
                      Director of W.R. Grace & Co.
                      (chemicals) and Morrison
                      Knudsen Corporation
                      (engineering and construction).
                      In addition, he serves as a
                      Trustee of Boston College,
                      Massachusetts Eye & Ear
                      Infirmary, Historic Deerfield
                      (1989) and Society for the
                      Preservation of New England
                      Antiquities, and as an Overseer
                      of the Museum of Fine Arts of
                      Boston.

William O. McCoy      Vice President of Finance for           --
 (63)                 the University of North Carolina
                      (16-school system, 1995). Prior
                      to his retirement in December
                      1994, Mr. McCoy was Vice
                      Chairman of the Board of
                      BellSouth Corporation
                      (telecommunications, 1984)
                      and President of BellSouth
                      Enterprises (1986). He is
                      currently a Director of Liberty
                      Corporation (holding company,
                      1984), Weeks Corporation of
                      Atlanta (real estate, 1994), and
                      Carolina Power and Light
                      Company (electric utility, 1996)
                      and Kenan Transport Co.
                      (1996). Previously, he was a
                      Director of First American
                      Corporation (bank holding
                      company, 1979-1996). In
                      addition, Mr. McCoy serves as
                      a member of the Board of
                      Visitors for the University of
                      North Carolina at Chapel Hill
                      (1994) and for the
                      Kenan-Flager Business School
                      (University of North Carolina at
                      Chapel Hill, 1988).

Gerald C. McDonough   Chairman of G.M. Management             1989
 (69)                 Group (strategic advisory
                      services). Prior to his
                      retirement in July 1988, he was
                      Chairman and Chief Executive
                      Officer of Leaseway
                      Transportation Corp. (physical
                      distribution services). Mr.
                      McDonough is a Director of
                      Brush-Wellman Inc. (metal
                      refining), York International
                      Corp. (air conditioning and
                      refrigeration), Commercial
                      Intertech Corp. (hydraulic
                      systems, building systems, and
                      metal products, 1992), CUNO,
                      Inc. (liquid and gas filtration
                      products, 1996), and
                      Associated Estates Realty
                      Corporation (a real estate
                      investment trust, 1993). Mr.
                      McDonough served as a
                      Director of ACME-Cleveland
                      Corp. (metal working,
                      telecommunications, and
                      electronic products) from
                      1987-1996.

Marvin L. Mann        Chairman of the Board,                  1993
 (64)                 President, and Chief Executive
                      Officer of Lexmark
                      International, Inc. (office
                      machines, 1991). Prior to 1991,
                      he held the positions of Vice
                      President of International
                      Business Machines Corporation
                      ("IBM") and President and
                      General Manager of various
                      IBM divisions and subsidiaries.
                      Mr. Mann is a Director of M.A.
                      Hanna Company (chemicals,
                      1993) and Infomart (marketing
                      services, 1991), a Trammell
                      Crow Co. In addition, he serves
                      as the Campaign Vice
                      Chairman of the Tri-State
                      United Way (1993) and is a
                      member of the University of
                      Alabama President's Cabinet.

Thomas R. Williams    President of The Wales Group,           1989
 (68)                 Inc. (management and financial
                      advisory services). Prior to
                      retiring in 1987, Mr. Williams
                      served as Chairman of the
                      Board of First Wachovia
                      Corporation (bank holding
                      company), and Chairman and
                      Chief Executive Officer of The
                      First National Bank of Atlanta
                      and First Atlanta Corporation
                      (bank holding company). He is
                      currently a Director of
                      BellSouth Corporation
                      (telecommunications),
                      ConAgra, Inc. (agricultural
                      products), Fisher Business
                      Systems, Inc. (computer
                      software), Georgia Power
                      Company (electric utility),
                      Gerber Alley & Associates, Inc.
                      (computer software), National
                      Life Insurance Company of
                      Vermont, American Software,
                      Inc., and AppleSouth, Inc.
                      (restaurants, 1992).

_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of March 31, 1997, the nominees and officers of the trust owned, in the aggregate, less than 1% of any class of any of the funds' outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended November 30, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Mr. Kirk (Chairman) and Mrs. Davis are members of the Committee. If they are elected, it is anticipated that Messrs. McCoy and
Gates will also be members of the Committee. The    C    ommittee oversees
and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material
reporting issues. The    C    ommittee recommends to the Board of Trustees
the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including all non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The
   C    ommittee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended November 30, 1996, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed
of Messrs. McDonough (Chairman), Jones, and Williams. The    C    ommittee
members confer periodically and hold meetings as required. The committee
makes nominations    for     independent Trustees, and for membership on
committees. The Committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative
committee under the Retirement Plan for non-interested Trustees    who
retired prior to December 30, 1996    . It monitors the performance of
legal counsel employed by the trust and the independent    Tr    ustees.
The Committee in the first instance monitors compliance with, and acts as the administrator of, the provisions of the code of ethics applicable to the independent Trustees. During the twelve months ended November 30, 1996, the Committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of
each Trustee    and Member of the Advisory Board     of each fund for his
or her services for the fiscal year ended November 30, 1996, or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE

AGGREGATE                 J. Gary    Ralph F.    Phyllis    Richard     Edward     E.          Donald
COMPENSATION              Burkhea    Cox         Burke      J.          C.         Bradley     J. Kirk
       FROM EACH          d**                    Davis      Flynn***    Johnson    Jones
FUND   B                                                                3d**

TechnoQuant   TM           $ 0        $ 20        $ 20       $ 0         $ 0        $ 20        $ 20
Growth+

MidCap+                     0          44          43         57          0          43          44

Equity Growth   C,D         0          1,269       1,220      1,554       0          1,232       1,247

Large Cap+                  0          7           7          9           0          7           7

Growth &                    0          92          92         0           0          92          92
Income+

TOTAL                       0          137,70      134,70     168,000     0          134,700     136,20
COMPENSATION                         0           0                                             0
FROM THE FUND
COMPLEX*   ,A



AGGREGATE                 Peter S.    William O.    Gerald     Edward H.    Marvin L.    Thomas R.
COMPENSATION              Lynch**     McCoy****     C.         Malone***    Mann         Williams
FROM EACH                                           McDono
FUND   B                                            ugh

TechnoQuant                $ 0         $ 20          $ 26       $ 0          $ 20         $ 20
Growth+

MidCap+                     0           43            45         43           43           42

Eq   uity Gro    wthC,D     0           743           1,239      1,240        1,240        1,235

Large Cap+                  0           7             7          7            7            7

Growth &                    0           92            114        0            92           92
Income+

TOTAL                       0          85,333        136,200    136,200      134,700      136,200
COMPENSATION
FROM THE FUND
COMPLEX    *,A


+ Estimated
* Information is for the calend   a    r year ended December 31, 1996 for
235 funds in the complex.
** Interested Trustees of    the     funds are compensated by FMR.
   *** Ric    hard J. Flynn and Edward H. Malone served on the Board of
Trustees through December 31, 1996.
**** During the period from May 1, 1996    to December 31, 1996,
William O. McCoy served as a Member of the Advisory Board of the trust.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
   B Compensation figures include cash, and may include amounts required to
be deferred, a     pro rata portion of benefits accrued under the
retirement program    for     the period December 30, 1996 and required to
be deferred, and amounts deferred at the election of the Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $50, Phyllis Burke Davis, $50, Richard J. Flynn, $0, E. Bradley Jones, $50, Donald J. Kirk, $50, Gerald C. McDonough, $50, Edward H. Malone, $50, Marvin L. Mann, $50, and Thomas R. Williams, $50.
D For the fiscal period ended in 1996, certain of the non-interested trustees' aggregate compensation from Equity Growth Fund includes accrued
voluntary    deferred compensation as follows: Cox, $1,219, Malone, $1,190, and Mann $1,190.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a
negligible effect o   n a     fund's assets, liabilities, and net income
per share, and will not obligate a fund to retain the services of any
Trustee or to pay any particular level of compensation to the Trustee.    A
fund may in    vest in such designated securities under the Plan without
shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection
with the termination of the retirement program, each    then-exis    ting
non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firms of Coopers & Lybrand L.L.P. and Price Waterhouse LLP have been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Coopers & Lybrand L.L.P. has been selected to serve as the independent accountant for Equity Growth Fund, Mid Cap Fund and Large Cap Fund, and Price Waterhouse LLP has been selected to serve as the independent accountant for TechnoQuantTM Growth Fund and Growth & Income Fund. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. and Price Waterhouse LLP have advised the trust that each has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. and Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of
the t   rust approve    , a proposal to amend Article VIII, Section 1 of
the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor TechnoQuantTM Growth Fund and Fidelity Advisor Growth & Income Fund are funds of Fidelity Advisor Series I, an open-end management investment company organized as a Massachusetts business trust. Currently, there are five funds in the trust. Shareholders of each class vote separately on matters concerning only that
class. Shareholders of each fund vote separately on    matters concerning
only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing Trustees or amending the Declaration of
Trust.     Currently, under the Declaration of Trust, each share is
entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Advisor Series I, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. In the case where a fund has more than one class, voting rights may have become disproportionate because the NAV of the separate classes of a fund may also diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows a hypothetical example of this.
Fund       Net Asset Value   $1,000
                             investment in
                             terms of    number
                                of shares

   A       $ 10.00            100.000

   B       $ 7.57             132.100

   C       $ 10.93            91.491

   D          $ 1.00          1,000   .    000

 For example,    Fund D     shareholders would have    ten times the
voting power    of Fund A     shareholders   ,     becaus   e     a $1,000
investment in    Fund D would buy ten times as many     shares    as a
$1,000 investment in Fund A    . Accordingly, a one-share, one-vote system
may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who own shares of a class with a lower NAV than other classes in the funds would be giving the shareholders of the other classes more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue and on matters affecting only one class, only shareholders of that class vote on the issue. In these instances, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund or class would have the same voting rights, since the NAV is the same for all shares in a single fund or class.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VIII, Section 1 will be amended as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 "Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled
to vote thereon. [Each whole Share shall be entitled to one vote    on
any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders. "
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the shareholders of trust, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 "Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act."
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the shareholders of trust, the Declaration of Trust will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, Equity Growth Fund's policies do not allow for such investments. Proposal 7 on page seeks the approval of Equity Growth Fund's shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several Feeder Funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the
fund's investment policies (see Proposal    7    ), if they determine that
a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is ((underlined))):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
    (((t) Not    withstanding any other provision hereof, to invest all of
the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"))
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the shareholders of trust, of the Declaration of Trust will remain unchanged.
6. TO AMEND THE BYLAWS OF THE TRUST TO REQUIRE ONLY TRUSTEE APPROVAL OF CHANGES TO THE BYLAWS.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend the Bylaws of the trust to allow the Trustees to approve any changes to the Bylaws without seeking shareholder approval. Currently, shareholder approval is required to amend certain provisions of the trust's Bylaws. If the shareholders vote in favor of this proposal, the Trustees intend to adopt bylaws that are standard for most
Fidelity funds. See Exhibit    5 beginning on page  for th    e standard
Bylaws.
 In the past, certain state securities authorities required that various operational and investment restrictions be included in a charter or Bylaw provision amendable only by shareholder vote. These state securities requirements have been eliminated. The Trustees believe that the funds will be able to respond to changing conditions more rapidly, and without the expense of a special shareholder meeting, if the Trustees have the power to amend the Bylaws without shareholder approval.
 Current Article X of the trust's Bylaws allows amendments to the Bylaws by majority vote of the Trustees, provided, however, that any amendment which changes or affects the provisions of Articles VII, X, or XII must be approved by vote of a majority of the outstanding shares of the trust entitled to vote. The proposed amendment to Article X eliminates the requirement for a shareholder vote to amend Articles VII, X, and XII.
 Current Article VII contains provisions which are to be included in any contract between the trust and a custodian, provisions governing termination of custodian agreements and the appointment of successors or custodians, and provisions governing sub-custodian arrangements. The 1940 Act, and the rules and regulations thereunder, impose various requirements with respect to custodians for registered investment companies. These requirements apply to the trust regardless of whether they are set forth in the Bylaws. The Trustees believe that it would be in the best interests of the trust and its shareholders for the Trustees to have the authority to amend or delete any provisions in the trust's custodian contracts as they deem necessary, consistent with the 1940 Act, in order to maintain maximum flexibility in the operation of the funds.
 Current Article XII requires that the Trustees, at least semiannually, submit to shareholders a written financial report of the transactions of the funds including financial statements which must be certified by independent public accountants, at least annually. These requirements currently are contained in rules promulgated under the 1940 Act and, therefore, permit the Trustees to furnish more limited financial statements if such rules are modified, or if permitted by order of the SEC.
 AMENDMENT TO THE BYLAWS. If the proposal is approved, Article X of the trust's Bylaws will be amended as follows: (material to be deleted is [bracketed]):
ARTICLE X
Amendments
    "    These By-laws may be amended at any meeting of the Trustees of the
Trust by a majority vote[; provided, however, that any amendment which changes or affects the provisions of Article VII, Article X, or Article XII shall be approved by vote of a majority of the outstanding shares of the Trust entitled to vote]."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the Trustees will adopt the standard Fidelity bylaws. If the proposal is not approved by shareholders of the trust, the Bylaws will remain unchanged.
7. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EQUITY GROWTH FUND PERMITTING EQUITY GROWTH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of Equity Growth Fund approve, the adoption of a new fundamental investment policy that would permit the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust to allow the Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by the fund's policies. This proposal would add a fundamental policy for the fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a Master Fund, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit the fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of the fund and its shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse consequences on the fund. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of the fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include Equity Growth Fund's limitations on investing more than 5% of assets in a single issuer or more than 25% of assets in a single industry, purchasing more than 10% of the securities of a single issuer, investing more than 5% of the fund's total assets in the securities of newly-formed issuers and purchasing the securities of other investment companies.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Equity Growth Fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of the fund would be managed as part of a larger pool. Were the fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw the fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing the fund's assets in a Master Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to Equity Growth Fund may be reduced. If the fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Master Fund at a future date, the Trustees recommend that Equity Growth Fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for Equity Growth Fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EQUITY GROWTH FUND.
    The Board of Truste    es, including the Trustees who are not
"interested persons" of the Trust or of FMR (the    I    ndependent
Trustees), has approved and recommends that the shareholders of Equity Growth Fund approve a proposal to adopt an amended Management Contract with FMR (the Amended Contract). The Amended Contract would lower two components
of the management fee FMR receives from the fund.    First,     the
individual fund fee rate would be reduced from 0.33% to 0.30% of the fund's average daily net assets, resulting in a net decrease of 0.03% of average daily net assets. Second, the Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS LOWER THAN THE FEE PAYABLE UNDER THE PRESENT
MANAGEMENT CONTRACT (THE PRESENT CONTRACT). The proposed    0.    03%
reduction in the individual fund fee rate was voluntarily adopted by FMR on August 1, 1994. (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the form of the Amended Contract, marked to indicate the proposed amendments, is
supplied as Exhibit 1 on page    63    . Except for the modifications
discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by shareholders, the Amended Contract will take effect on August 1, 1997 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1997, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a fixed Individual Fund Fee Rate, and a Group Fee Rate, which varies according to assets under management by FMR. The Amended Contract modifies the Individual Fund Fee
Rate by reducing such fee from    0    .33% of the fund's average daily net
assets to    0    .30% of the fund's average daily net assets. The Amended
Contract also modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $138 billion.
 MODIFICATION TO INDIVIDUAL FUND FEE RATE. The Amended Contract would
decrease the fund's Individual Fund Fee Rate from    0    .33% to
   0    .30% of the fund's average daily net assets, matching Fidelity's standard rate for growth funds. The proposed reduction in the fund's Individual Fund Fee Rate was voluntarily adopted by FMR on August 1, 1994. The proposed reduction in the fund's Individual Fund Fee Rate and the proposed modification to the Group Fee Rate would make the fund's management fee consistent with that of other funds advised by FMR with comparable investment disciplines.
 MODIFICATION TO GROUP FEE RATE. The Amended Contract adds additional "breakpoints" to the Group Fee Rate schedule. The additional breakpoints will result in Group Fee Rates that are equal to or lower than current rates. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $138 billion or less. Above $138 billion in assets under FMR's management, the Group Fee Rate declines under
both    the     Present Contract and the Amended Contract, but    under the
Amended Contract, it declines faster. Group Fee Rates that are lower than
those contained in the fund's Present Contract     have been voluntarily
implemented by FMR on January 1, 1992, November 1, 1993,    August 1, 1994,
and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds twelve new fee breakpoints for assets under FMR's management above $138 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

Average Group   Present     Average         Amended
Assets          Contract*   Group           Contract
($ billions)                Assets
                            ($ billions)

Over 102        .3100%      102 - 138       .3100%

                            138 - 174       .3050%

                            174 - 210       .3000%

                            210 - 246       .2950%

                            246 - 282       .2900%

                            282 - 318       .2850%

                            318 - 354       .2800%

                            354 - 390       .2750%

                            390 - 426       .2700%

                            426 - 462       .2650%

                            462 - 498       .2600%

                            498 - 534       .2550%

                            Over 534        .2500%


 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present      Amended
Assets         Contract*    Contract
($ billions)

150            .3375%       .3371%

200            .3306%       .3284%

250            .3265%       .3219%

300            .3238%       .3163%

350            .3218%       .3113%

400            .3203%       .3067%

450            .3192%       .3024%

500            .3183%       .2982%

550            .3175%       .2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994 and January 1, 1996.
 Assets under FMR's management for March 1997 were approximately
$   471     billion.
    COMPARISON OF MANAGEMENT FEES.     For March 1997, average assets under
management by FMR were    $471     billion. The fund's management fee rate
under the Amended Contract would have been .6   006%,     compared to
 .6488% under the Present Contract. The management fee rate will decline under the Amended Contract. In particular, the Individual Fund Fee Rate
will decrease b   y 0.03%     of the fund's average daily net assets. The
Group Fee Rate will remain the same under the Amended Contract as under the Present Contract until assets under FMR's management exceed $138 billion, at which point the Group Fee Rate under the Amended Contract begins to decline relative to the Present Contract, resulting in a further reduction in the management fee rate beyond that attributable to the reduction in the Individual Fund Fee Rate. The following chart compares the fund's
management fee    as calculated     under the terms of the Present Contract
for 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract      Amended Contract

Management            Management            Percentage

Fee*                  Fee                   Difference

   $ 24,729,540          $ 23,048,140           (6.80%)

* Does not reflect voluntary adoption of the reduction in the Individual Fund Fee rate on August 1, 1994, nor voluntary adoption of extended Group
Fee Rate schedules by    FMR on January 1, 1992, November 1,     1993,
August 1, 1994, and January 1, 1996.
MAT   TERS CONSIDERE    D BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the
Independent Trustees, believe   s     that matters bearing on the
appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to pr    esent the Amended Contract to shareholders was
approved by the Board of Trustees of the fund, including all of the
Independent Truste   es,     on Decem   ber     19, 1996. The Board of
Trustees, including all of the Independent Trustees of the fund, considered and approved the modifications to the Individual Fund Fee Rate on July 14, 1994, and the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995 and June to July 1994. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial results and condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and execution services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to extend the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Individual Fund Fee Rate and the extension of the Group Fee Rate schedule, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR EQUITY GROWTH FUND.
 In conjunction with its portfolio management responsibilities on behalf of Equity Growth Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR on behalf of the fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by
the fund to FMR   . In addition, the Proposed Agreement includes a
discussion of FMR Far East's ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract.
 In    December 1996    , the Board of Trustees agreed to submit the
Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. The Proposed Agreement also includes a discussion of FMR Far East's ability to use brokers and dealers to execute portfolio transactions. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to the fund (the Current Agreement). The Current Agreement, dated December 1, 1990, was approved by the fund's shareholders on November 14, 1990. A
copy of the Proposed Agreement is attached to this    Proxy Statemen    t
as Exhibit    2    .
 FMR Far East, with its principal office in Tokyo, Japan is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman, and a Director of
FMR Far East, Ch   airman     and a Director of FIL, and a principal
stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the Current Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal year ended November 30, 1996, FMR paid FMR Far East $49,497 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 The Proposed Agreement would not increase the fees paid to FMR by the fund. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on August 1, 1997 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR's Current Agreement on behalf of the fund will continue in effect.
10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR EQUITY GROWTH
FUND.
 In conjunction with its portfolio management responsibilities on behalf of Equity Growth Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR on behalf of the fund to replace FMR's existing agreement with FMR U.K.. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the Proposed
Agreement would not affect the fees paid by the fund to FMR.    In
addition, the Proposed Agreement includes a discussion of FMR U.K.'s ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management
Contract.
 In    December 1996    , the Board of Trustees agreed to submit the
Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. The Proposed Agreement also includes a discussion of FMR U.K.'s ability to use brokers and dealers to execute portfolio transactions. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to the fund (the Current Agreement). The Current Agreement, December 1, 1990, was approved by the fund's shareholders on November 14, 1990. A copy of the
Proposed Agreement is attached to this    Proxy Statement     as Exhibit
   3    .
 FMR U.K., with its principal office in London, England is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal year ended November 30, 1996, FMR paid FMR U.K. $51,150 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of the fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on August 1, 1997 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR's Current Agreement on behalf of the fund will continue in effect.
11. TO AMEND THE CLASS T DISTRIBUTION AND SERVICE PLAN OF EQUITY GROWTH
FUND.
 The Board of Trustees has approved, and recommends that Class T shareholders approve, an amended Distribution and Service Plan for Class T shares (the Amended Class T Plan). Rule 12b-1 (the Rule) under the Investment Company Act of 1940 (the 1940 Act) provides that in order for a mutual fund to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the fund.
 A copy of the Amended Class T Plan is attached to this Proxy Statement as
Exhibit    4    .
 THE CURRENT CLASS T PLAN. The current Class T Plan (the Current Class T
Plan) was adopted on September 10, 1992. Under the Current Class T Plan, Class T of Equity Growth Fund may pay Fidelity Distributors Corporation
(FDC) a fee at an annual rate of up to 0.75% of its average daily net assets. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. The Trustees have approved a distribution fee for Class T of Equity Growth Fund at an annual rate of 0.50% of its average net assets. For the fiscal year ended November 30,
1996, Class T of Equity Growth Fund paid $   14,153,815     in distribution
fees to FDC, which amounted to 0.50% of its average net assets. FDC may pay all or a portion of such fees to securities dealers or other investment professionals as distribution or service fees. To the extent the fee is not
paid to investment professionals   ,     FDC may use the fees for its
expenses incurred in the distribution of Class T shares. For the fiscal year ended November 30, 1996, FDC paid, on behalf of Class T shares of
Equity Growth Fund, $   848,939     in distribution fees to National
Financial Services Corporation (NFSC), an affiliate of FMR Corp. NFSC passed 100% of these fees to investment professionals. FDC and NFSC are both subsidiaries of FMR Corp. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 The Current Class T Plan also provides that to the extent that the fund's payment of management fees to FMR might be considered to constitute "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
 Although the Current Class T Plan specifies that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. FDC may retain any amounts received under the Plan in excess of its expenditures.
 THE AMENDED CLASS T PLAN. The Amended Class T Plan is identical to the Current Class T Plan, except that shares held more than 144 months would no longer be excluded when calculating the amount of the distribution fee.
 When the Fidelity Advisor funds were first introduced in the mid-1980's, the National Association of Securities Dealers, Inc. (NASD) Conduct Rules set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against payment on a given amount of assets over an indefinite period of time. The 144-month period was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD.
 In July 1993, the NASD amended its Conduct Rules to establish a combined limit on mutual fund sales charges and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a mutual fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales charges may be paid by the mutual fund to the distributor, and no further payments under the 12b-1 plan can be made, until the mutual fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard for restricting distribution charges. Regardless of whether the proposal is approved, each class is, and will continue to be, subject to the NASD Rule. The NASD Rule addresses concerns similar to those that the 144-month limitation was intended to address. However, the NASD Rule and the 144-month limitation address these concerns in different ways. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many mutual funds may never reach the limit imposed by the NASD Rule, because the limit is constantly increased by additional gross sales. To the extent that this is true, if Class T of Equity Growth Fund contains assets older than 144 months, it will pay more in 12b-1 fees if the proposal is approved than it would pay under the Current Class T Plan.
 If approved by shareholders, the Amended Class T Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the
Amended Class T Plan, the T   r    ustees considered a variety of factors
and were advised by counsel who are not counsel to FMR or FDC. Implementation of the Amended Class T Plan should assist in attracting investment professionals for the sale of shares and thus increase the fund's asset base, which in turn may prove beneficial to the fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognizes that a higher level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the fund.
 CONCLUSION. The Board of Trustees recommends that Class T shareholders of Equity Growth Fund vote FOR approval of the amendment to the Class T Distribution and Service Plan. If Class T shareholders approve the Amended Class T Plan, it will become effective the first day of the month following shareholder approval. If the Amended Class T Plan is not approved by Class T shareholders, the Current Class T Plan will remain in effect unchanged for shares purchased into Class T.
12. TO AMEND EQUITY GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING DIVERSIFICATION T   O PERMIT INCREASED INVESTMENT IN THE
SECURITIES OF ANY SINGLE ISSUER.
 Equity Growth Fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States, its agencies or instrumentalities) if, as a result (a) more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the voting securities of such issuer."
 The Trustees recommend that the shareholders of Equity Growth Fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The    percentage limitations in the proposed fundamental limitation
concerning diversification are the percentage limitations     imposed by
the 1940 Act for diversified investment companies. The amended fundamental diversification limitation differs from the current limitation in one way. The amended fundamental limitation allows the fund, with respect to 25% of its total assets, to invest more than 5% of its total assets in the securities of each of one or more issuers and to hold more than 10% of the voting securities of any issuer. The fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer, and so that the fund owns no more than 10% of the voting securities of any such issuer.
 The amended limitation would permit Equity Growth Fund, for example, to invest 25% of its assets in a single issuer's securities, or to invest 10% of its total assets in securities of one issuer and 15% in securities of another issuer. The proposal would give the fund greater investment flexibility by permitting it to acquire larger positions in the securities of individual issuers. FMR believes that this increased flexibility may
provide    opportunities to enhance the fund's performance.     At the same
time, investing a larger percentage of the fund's assets in a single
issuer's securities    increases the fund's exposure to credit and other
risks associated with that issuer's financial condition and business operations, including risk of default on debt securities. FMR may use the increased flexibility and will only invest more than 5% of the fund's total assets in an issuer's securities when it believes that the securities' potential return justifies accepting the risks associated with the higher level of investment. Approval of this proposal may affect the way in which the fund is managed with regard to investment of more than 5% of the fund's
total assets in a single issuer's securities; however,     FMR does not
currently expect that approval of this proposal will    materially
affect the way in which Equity Growth Fund is managed with regard to the fund holding more than 10% of the voting securities of an issuer.
 If the proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.
 If Proposal 13 is also approved, the fundamental diversification limitation will be further changed as discussed below. If the proposal is not approved by shareholders of the fund, but Proposal 13 is approved, the fund's fundamental diversification limitation will be changed as discussed in Proposal 13. If neither this proposal nor Proposal 13 is approved, the fund's fundamental diversification limitation will remain unchanged.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective immediately.
13. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
DIVERSIFICATION FOR EQUITY GROWTH FUND, MID CAP FUND    AND LARGE CAP FUND
TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE
LIMITATION.
 The current fundamental investment limitation concerning diversification for Mid Cap Fund and Large Cap Fund is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that the shareholders of Mid Cap Fund, Large Cap
Fund, and Equity Growth Fund vote to a   mend     their fund's fundamental
investment limitation to exclude securities of other investment companies from the limitation. If Proposal 12 is adopted, this amendment would be
effected by adding the ((underlined)) text    belo    w to the fundamental
investment limitation recommended in Proposal 12 for Equity Growth Fund and to the existing fundamental limitations of Mid Cap Fund and Large Cap Fund:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ((or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
    With respect to Equity Gro    wth Fund, if Proposal 12 is not adopted,
this amendment would be effected by adding the same ((underline   d))
text     to Equity Growth Fund's current fundamental investment limitation, so that the fundamental investment limitation would read as follows:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities ((or securities of other investment companies))) if, as a result (a) more than 5% of its total assets would be invested in the securities of such issuers; or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 In either case, the    recommendation     in this Proposal 13 would make
one change to the three funds' fundamental diversification
limitation   s    . Addition of the text would permit the funds to invest
without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustee fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected
to serve as a principal option for cash investment f   or most Fidelity
funds.
 If this proposal is approved, the amended fundamental diversification
limitation cann    ot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the funds and their shareholders. If this proposal is approved by the shareholders, whether or not Proposal 12 is adopted, the fundamental investment limitation with respect to diversification for Equity Growth Fund, Mid Cap Fund and Large Cap Fund will be revised to exclude "securities of other investment companies" from the diversification limits. The amended fundamental diversification limitation, upon shareholder approval, would become effective immediately. If neither this proposal nor Proposal 12 is adopted, each fund's fundamental investment limitation will remain unchanged.
14. TO REPLACE EQUITY GROWTH FUND'S FUNDAMENTAL NAME TEST    POLICY WITH A
NON-FUNDAMENTAL POLICY BASED ON TOTAL ASSE    TS.
 The primary purpose of this proposal is to replace the fundamental name test policy of Equity Growth Fund with a similar non-fundamental policy based on a percentage of the fund's total assets. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies may be changed without shareholder approval. The policy will be amended to state that it will be based on the fund's "total assets" rather than its "assets" which is construed to mean its net assets.
 Current SEC guidelines specify that if a fund's name implies investment in a particular security type or industry, then the fund should have an investment policy, that, under normal conditions, at least 65% of the fund's total assets should be invested in the indicated security or industry ("name test" policy). SEC guidelines do not currently require that the policy be a fundamental investment policy.
 The fund's name test currently states that "under normal conditions the fund will invest at least 65% of its assets in common and preferred stock." Because a fund's total assets are equal to or greater than its net assets, the proposed change to a "total assets" name test policy will generally result in an increase in the minimum portion of the fund's assets required to be invested in common and preferred stock in order to satisfy the name test. However, because under normal circumstances the fund invests more of its assets in common and preferred stock than is required under either the existing or proposed name test, this change is not anticipated to have a material impact on the way the fund is managed.
 While it is not currently anticipated that the change will have any material impact on the way the fund is managed, approval of this proposal would permit the fund, in the future, to change its policy regarding the types of securities it purchases, consistent with its investment objective, subject only to supervision of the Trustees and applicable regulatory requirements, without seeking additional approval from the shareholders. Non-fundamental investment policies can be changed without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective shareholders. The fund's fundamental investment objective - to seek to achieve capital appreciation by investing primarily in common and preferred stock and securities convertible into common stock of companies with above-average growth characteristics - will remain the same, and will not be changed in the future without shareholder approval.
 The SEC has proposed to adopt a new rule that would require a fund whose name implies investment in a particular security type to adopt a fundamental policy to invest in the particular security type an amount equal to at least 80% of the fund's net assets plus certain borrowings. In proposing the new rule, the SEC indicated that the amended rule could reduce confusion when an investor selects an investment company for specific investment needs and asset allocation goals. It is uncertain whether or when a new SEC rule will be adopted and, if adopted, whether a new rule would be substantially in the form proposed or further modified. Replacement of the fund's current fundamental name test policy at this time with a non-fundamental policy based on total assets will conform to current SEC guidelines and will permit the fund to avoid the need for an additional shareholder meeting to conform the fund's name test policy to potential future regulatory changes. If this proposal is adopted, the Board of Trustees may, without shareholder approval, adopt a fundamental name test policy consistent with any final regulatory requirement adopted by the SEC. If the SEC proposal is not adopted in final form, or is inapplicable in final form to Equity Growth Fund, the Board of Trustees does not currently anticipate making any further change to the name test policy as it is proposed to be amended by this proposal.
 CONCLUSION. The Board of Trustees has considered this proposal and believes that defundamentalizing the fund's name test and modifying it as proposed is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed change to the fund's investment policy.
15. TO ELIMINATE EQUITY GROWTH FUND'S FUNDAMENTAL POLICY RELATING TO PERMISSIBLE REPURCHASE AGREEMENT COUNTERPARTIES.
 The purpose of this proposal is to eliminate Equity Growth    Fund's
fundamental policy limiting those parties with whom it will enter into
repurchase agreements. Currently, Equity Growth    Fund     has a
fundamental policy that it will engage in repurchase agreement transactions only with banks of the Federal Reserve System and primary dealers in U.S. Government securities. The Trustees recommend that this fundamental policy be eliminated, consistent with other Fidelity funds.
 In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result to a fund if the other party to the agreement defaults or becomes insolvent.
 Other funds managed by FMR may enter into repurchase agreements with banks, such as U.S. branches of foreign banks, that may not be members of the Federal Reserve System, and with dealers that are not primary dealers, but whose creditworthiness has been reviewed and found satisfactory by FMR.
 Elimination of the existing fundamental policy would enable the fund to have broader flexibility when engaging in repurchase agreements. By expanding the type of institutions with which the fund may engage in a repurchase agreement, additional risks may be incurred. For example, the risks of transactions with U.S. branches of foreign banks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest. If this proposal to eliminate the existing fundamental policy relating to permissible repurchase agreement counterparties is approved, it is the current intention of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by FMR.
 CONCLUSION. The Board of Trustees believes that this proposal will benefit the fund by eliminating restrictions limiting the parties with whom Equity Growth may engage in repurchase agreements. The Trustees recommend that shareholders vote FOR the proposal. If shareholders approve the proposal, it will be implemented immediately. If the proposal is not approved, the fund's current policy relating to permissible repurchase agreements counterparties will remain unchanged.
16. TO AMEND EQUITY GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 Equity Growth Fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility. The proposed limitation covers all types of real estate-related investments, while the current limitation refers to "marketable" securities. Any unmarketable investments will continue to be limited to 10% of net assets by the fund's existing non-fundamental limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 17 through 24 is to revise several of Equity Growth Fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affe   ct
the     way the fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.
17. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES FOR EQUITY GROWTH FUND.
 Equity Growth Fund currently does not have a fundamental limitation concerning senior securities. The Trustees recommend that shareholders vote to add the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to add a fundamental senior securities limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on
page        .) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the new fundamental limitation will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund will not adopt a senior security limitation.
18. TO ELIMINATE EQUITY GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Equity Growth Fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not make short sales of securities (unless it owns or by virtue of its ownership of other securities has the right to obtain,
securities equivalent in kind an   d     amount to the securities sold),
provided, however, that the fund may purchase or sell futures contracts."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved by shareholders, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitation.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.
 The fund does not currently anticipate entering into any short sales other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders subject to appropriate disclosure to investors.
 Elimination of the fund's fundamental limitation on short selling is unlikely to affect the fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize the fund's investment limitation will facilitate FMR's investment compliance efforts (see
"Adoption of Standardized Investment Limitations" on page    ) a    nd are
in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
19. TO ELIMINATE EQUITY GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 Equity Growth Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to adopt a substantially identical non-fundamental limitation for the fund that could be changed without the approval of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of the fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized
Investment Limitations" on pag   e     ) and are in the best interests of
shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the new non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
20. TO AMEND EQUITY GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 Equity Growth Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed) less liabilities (not including borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within 3 days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized
Investment Limitations" on page        .) If the proposal is approved, the
amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the Equity Growth Fund, or the securities or instruments in which the fund invests. However, the proposed fundamental limitation would clarify one point. Under the proposed limitation, the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason, while under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
21. TO AMEND EQUITY GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
 Equity Growth Fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not lend any security or make any loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or
(ii) by engaging in repurchase agreements with respect to portfolio securities."
 The Trustees recommend that the shareholders of the fund vote to replace the fund's limitation with the following amended fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment
Limitations" on page        .) If the proposal is approved, the new
fundamental lending limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for the fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing a fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Equity Growth Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
22. TO ELIMINATE EQUITY GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN OTHER INVESTMENT COMPANIES
 Equity Growth Fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid, or as a part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the total assets of the fund)."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental limitation.
 The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act, and, until recently, by some state regulations. The fund's fundamental restriction incorporates some of the 1940 Act restrictions and the state regulations. The federal 1940 Act restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. Because the state regulations are no longer applicable and federal requirements apply whether or not the fund has a fundamental policy, shareholder approval is sought to eliminate this fundamental limitation. Elimination of the limitation would permit the fund to purchase the securities of other investment companies to the extent
permitted under the 1940 Act or an exemption    granted     by the SEC.
Under the 1940 Act, a fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the fund, (ii) 5% of the fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the fund's total assets, taken at market value, would be invested in such securities. In addition, a fund may not
acquire shares of a closed-end investment compa   n    y if   ,
immediately thereafter   ,     the fund, together with other investment
companies having the same investment adviser and companies controlled by such companies, would own more than 10% of the total outstanding stock of such closed-end investment company. Under certain conditions, investment in the securities of an investment company that is part of the same group of investment companies is not subject to the foregoing limits.
    If the proposal is approved, the fund would also be able to enhance its cash management by investing in the Central Funds. As discussed above (see Proposals 12 and 13), pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in the Central Funds, which are non-publicly offered money market or short-term bond funds managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustee fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. Furthermore, adoption of the proposal would allow the fund to change its policies with respect to the purchase of securities of other investment companies, if federal requirements change, without the cost of a shareholder vote. In addition, the Board of Trustees believes that efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts. (See "Adoption of Standardized Investment Limitations" on page .) Elimination of the fundamental restriction is not expected to have a material impact on the fund's current investment practices, except with respect to cash management as discussed above.
 CONCLUSION. The Board of Trustees recommends that shareholders of the fund vote FOR the proposal to eliminate Equity Growth Fund's fundamental investment limitation regarding investments in other investment companies. If approved, the proposal would take effect immediately. If the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
23. TO ELIMINATE EQUITY GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING INVESTMENTS IN SECURITIES OF NEWL   Y -     FORMED ISSUERS
 Equity Growth Fund's current fundamental investment limitation regarding investments in securities of newly-formed issuers states:
 "The fund may not purchase the securities of any issuer if, as a result more than 5% of its total assets (taken at current value) would be invested in the securities of companies which, including predecessors, have a record of less than three years of continuous operation."
 The Trustees recommend that shareholders of the fund vote to eliminate the fund's fundamental investment limitation referenced above. Newly-formed issuers or "unseasoned issuers" are issuers with less than three years' continuous operation. The purpose of the fundamental limitation on investments in unseasoned issuers was to comply with state laws. Because newly-formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than the securities of established companies. The Board of Trustees has concluded that the proposed elimination would benefit the fund by providing more investment flexibility. Elimination of the restriction will give the fund the ability to invest in newly-formed or unseasoned
issuers.    FMR may use this ability; however, any such investment in
newly-formed or unseasoned issuers will be     undertaken in accordance
with FMR's normal procedures and only if such    securities     otherwise
meets the investment objective, policies, and limits of the fund. In addition, the Board of Trustees believes that efforts to standardize the fund's investment limitations will facilitate FMR's compliance efforts. (See "Adoption of Standardized Investment Limitations" on page .)
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in securities of newly-formed issuers. If approved, the proposal will take effect immediately. If the proposal is not approved, the current limitation will remain unchanged.
24. TO ELIMINATE EQUITY GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN OIL, GAS AND MINERAL EXPLORATION PROGRAMS
 Currently Equity Growth Fund maintains a fundamental investment limitation specifying that the fund may not "invest in oil, gas, or other mineral exploration or development programs." Investment in oil, gas, or other mineral exploration programs is not prohibited under federal standards for mutual funds, but was prohibited by some state regulations. Because the state law restrictions are no longer applicable, the Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation.
 Investments in companies involved in oil, gas and other mineral exploration programs may be more volatile than investment in other securities, because they are subject to risks occasioned by changes in the price, demand for and supply of fuels and minerals. Demand and supplies may fluctuate significantly over short periods of time due to a variety of factors, such as domestic and foreign political and regulatory developments, exploration and production spending, energy conservation efforts and the development and implementation of new forms or sources of such commodities. Elimination of the fundamental limitation will not change the fund's fundamental investment objective, but would give the fund investment flexibility to choose such investments, to the extent consistent with its investment objective and other investment policies without seeking additional shareholder approval. It is not currently expected, however, that elimination of the fundamental restriction will have a material impact
on the fund's investment practices.    In addition, the Board of Trustees
believes that efforts to standardize the fund's investment limitations will facilitate FMR's compliance efforts. (See "Adoption of Standardized Investment Limitations" on page .)
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation concerning investment in oil, gas, and other mineral exploration programs. If approved, the proposal will take effect immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Equity Growth Fund and advised by FMR is contained in the Table of
Average Net Assets and Expense Ratios in    Exhibit 6 beginning on page
 .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board;
   Robert C. Pozen    , President; Peter S. Lynch, Vice Chairman   ,
and J. Gary Burkhead.    With the exception of Robert C. Pozen, e    ach of
the Directors is also a Trustee of the trust. Messrs. Johnson 3d, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Robert Morrison, Kenneth A.
Rathgeber, Leonard M. Rush and William J. Hayes    and Mses. Beth Terrana
and Jennifer S. Uhrig     are currently officers of the trust and officers
or employees of FMR or FMR Corp. With the exception of Mr. Costello
and     Mr. Rush all of these persons    hold or have options to acquire
stock     of FMR Corp. The principal business address of each of the
Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period    January     1, 199   6     through March 31, 1997,
   no     transactions were entered into by Trustees and nominees as
Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Equity Growth Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhi   bit 6 b    eginning on page .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR Texas. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACT FOR EQUITY GROWTH FUND
 Equity Growth Fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 8.
 In addition to the management fee payable to FMR, the fund pays transfer agent fees to Fidelity Investments Institutional Operations Company
(FIIOC), an   d pricin    g and bookkeeping fees to Fidelity Service Co.
(FSC), affiliates of FMR.    Until December 31, 1996, such fees were paid
to State Street Bank and Trust Company ("State Street") for Class T
shares.     Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of the fund, has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including
reimbursement for out-of-pocket expenses, paid to FIIOC    and State
Street,     and FSC by the fund for fiscal 1996    were:
FIIOC                         State Street                    FSC

   $1,444,751                    $5,414,131                      $804,585

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and retained by, FDC for fiscal 1996 for Class T amounted to $11,845,527 and $1,998,996, respectively, and for Class A amounted to $151,603 and $16,099,
respectively.    In addition, FDC received $14,155,022 from the fund and
retained $256,052 in fiscal 1996 pursuant to Distribution and Service Plans under Rule 12b-1.
 FMR is the fund's manager pursuant to a management contract dated December 1, 1990, which was approved by shareholders, on November 14, 1990. The last change to the contractual terms approved by shareholders was to adopt the current fee structure in place of a fixed management fee rate of
0.70    % of average net assets.
 COMPUTING THE BASIC FEE. The fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management
contracts   . The following group fee schedule is contained in the current management contract for Equity Growth Fund.

GROUP FEE RATE    EFFECTIVE ANNUAL FEE
SCHEDULE          RATES

Average     Annualized   Group Net        Effective
Group       Rate         Assets           Annual
Assets                                    Fee Rate

 0 - $3     .5200%         $0.5 billion   .5200%
billion

 3 - 6      .4900          25             .4238

 6 - 9      .4600          50             .3823

 9 - 12     .4300          75             .3626

 12 - 15    .4000           100           .3512

 15 - 18    .3850           125           .3430

 18 - 21    .3700           150              .3375

 21 - 24    .3600           175           .33   3    6

 24 - 30    .3500           200           .3   30    6

 30 - 36    .3450           225              .32    83

 36 - 42    .3400           250           .   3265

 42 - 48    .3350           275           .3   25    0

 48 - 66    .3250           300           .3   23    8

 66 - 84    .3200           325           .3   2    27

 84 - 102   .3150           350           .3   2    18

Over 102    .3100              375           .3210

                               400           .3203

                               425           .3197

                               450           .3192

                               475           .3187

                               500           .3183

                               525           .3179

                               550           .3175

 The group fee rate breakpoints shown    below     for average group assets
in excess of $138 billion and under $228 billion were voluntarily adopted
by FMR on January 1, 1992. The additional breakpoints shown    below
for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
   GROUP FEE RATE SCHEDULE
Average Group
                      Annualized

   Assets                              Rate

102    -     138       .3100

138    -     174       .3050

174    -     228       .3000

228    -     282       .2950

282    -     336       .2900

Over         336       .2850

 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets
in excess of $210 billion and under $   426     billion as shown in the
schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fees as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised
schedule for average group assets in excess of $   426     billion, pending
shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group                Annualized   Group Net         Effective
Assets                       Rate         Assets            Annual
                                                            Fee Rate

 $   1    74 - 210 billion   .3000          $ 150 billion   .3371%
                             %

   210 - 246                 .2950          175             .3325

   246 - 282                 .2900          200             .3284

   282 - 318                 .2850          225             .3249

   318 - 354                 .2800          250             .3219

   354 - 390                 .2750          275             .3190

   390 - 426                 .2700          300             .3163

   426 - 462                 .2650          325             .3137

   462 - 498                 .2600          350             .3113

   498 - 534                 .2550          375             .3090

   Over 534                  .2500          400             .3067

                                            425             .3046

                                            450             .3024

                                            475             .3003

                                            500             .2982

                                            525             .2962

                                            550             .2942

 The group    fee ra    te is calculated on a cumulative basis pursuant to
the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates
on the left. For example, the effective annual fee rate a   t $44    7
billion of group net assets - the approximate level for November 1996 - was
    .3026%, which is the weighted average of the respective fee rates for
each level of group net assets up to $4   47 billio    n.
 Effective August 1, 1994, FMR voluntarily agreed to reduce the individual fund fee rate from 0.33% to 0.30%, the rate currently in effect. Based on the average group net assets of the funds advised by FMR for November 1996, the annual management fee rate would be calculated as follows:
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

 .3026%           +        0.3    0%*     =     .6026%

 * If the voluntary reduction effective August 1, 1994 were not in
effect   ,     the total management fee rate i   n this example w    ould
have been .6326%.
 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
        During fiscal 1996, FMR received fees (including the group fee
breakpoint   s     voluntarily adopted by FMR) of $   23,048,140     for
its services as investment advisor to the fund. This fee was equivalent to
0.   61    % of the average net assets of the fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of the
fund's    operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total return and repayment of the reimbursement by the fund will lower its total returns.
SUB-ADVISORY AGREEMENTS
 On behalf of Equity Growth Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. Equity Growth Fund's sub-advisory
agreements, dated December 1, 1990,    we    re approved by shareholders on
November 14, 1990.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 For providing investment advice and research services on behalf of Equity Growth Fund, the fees paid to FMR U.K. and FMR Far East for fiscal 1996 were $51,150 and $49,497, respectively.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 The brokerage commissions paid to FBSI and FBS by each fund for fiscal 1996 are listed in the following table:
                                           FBSI              FBS

Equity Growth Fund                         $ 820,661         $ 9,780

Mid Cap Fund                               $ 72,   10    9   $ 0

Large Cap Fund                             $ 8,248           $ 0

TechnoQuantT   M     Growth F   und    *   $ -               $ -

Growth & Income Fund*                      $ -               $ -

*        Commenced operations after fiscal 1996.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Client Services at 1-800-843-3001, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT    1
((    UNDERLINED   ))     LANGUAGE WILL BE ADDED   .
[BRACKETED] LANGUAGE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
((FIDELITY ADVISOR)) EQUITY [PORTFOLIO:] GROWTH ((FUND))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [AGREEMENT] made this [1st day of December, 1990] ((____ day of ________, 1997,)) by and between [Equity Portfolio: Growth] ((Fidelity Advisor Series I)), a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [its single existing series of shares of beneficial interest] ((Fidelity Advisor Equity Growth Fund )) (hereinafter called the "Portfolio") and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser"), ((as set forth in its entirety below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated December 1, 1990, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 1997 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the [Portfolio] ((Fund)) or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with [regard](( respect )) to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise ((investment discretion. The Trustees of the Fund shall periodically review)) the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the [Fund] ((Portfolio.))
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
   Average Net Assets                                   Annualized Fee Rate
                                                        (for each level)

$ 0                         -          3 billion        .520   0    %

3                           -          6                .490   0

6                           -          9                .460   0

9                           -          12               .430   0

12                          -          15               .400   0

15                          -          18               .385   0

18                          -          21               .370   0

21                          -          24               .360   0

24                          -          30               .350   0

30                          -          36               .345   0

36                          -          42               .340   0

42                          -          48               .335   0

48                          -          66               .325   0

66                          -          84               .320   0

84                          -          102              .315   0

   [Over                       -          102]             [.3100]

((102))                     -          ((138))          .310   0

((138))                     -          ((174))          ((.305   0))

((174))                     -          ((210))          ((.3000))

((210))                     -          ((246))          ((.2950))

((246))                     -          ((282))          ((.2900))

((282))                     -          ((318))          ((.2850))

((318))                     -          ((354))          ((.2800))

((354))                     -          ((390))          ((.2750))

((390))                     -          ((426))          ((.2700))

((426))                     -          ((462))          ((.2650))

((462))                     -          ((498))          ((.2600))

((498))                     -          ((534))          ((.2550))

((Over))                               ((5   34))       ((.2500))

  (b) Individual Fund Fee Rate. The individual fund fee rate shall be
[.33%]    ((0.30    %)) of average daily net assets of the Fund.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee ((Rate)) shall be applied to the average of the net assets of the [Fund] ((Portfolio)) (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund] ((or other organizational document))) determined as of the close of business on each business day throughout the month.
  (((c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.))
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share[s], based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and Officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, 199[1]((8))
   and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trust-
   ees of the Fund or by vote of a majority of the outstanding voting securi-
   ties of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding
   voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this para-
   graph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the
   Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written no-
   tice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting se-
   curities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

    ((FIDELITY ADVISOR SERIES I))
    ((on behalf of Fidelity)) Equity [Portfolio:] Growth ((Fund))
    By _________________________
     Senior Vice President
    FIDELITY MANAGEMENT & RESEARCH COMPANY
    By ______________________
     President

EXHIBIT    1
((UNDERLINED)) LANGUAGE WILL BE ADDED.
[BRACKETED] LANGUAGE WILL BE DELETED.
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
((FIDELITY ADVISOR SERIES I ON BEHALF OF))
((FIDELITY ADVISOR EQUITY GROWTH FUND))
FORM OF SUB-ADVISORY AGREEMENT
 AGREEMENT made this [1st day of December, 1990] ((____ day of _________, 1997,)) by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); [and] Fidelity Management & Research (Far East) Inc. [a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "Sub-Advisor")((; and Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Advisor Equity Growth Fund (hereinafter called the "Portfolio").))
 WHEREAS ((the Trust and)) the Advisor [has] ((have)) entered into a Management Contract [with Equity Portfolio: Growth, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund")] ((on behalf of the Portfolio,)) pursuant to which the Advisor is to act as investment [advisor to] ((manager of)) the Portfolio, and
 [WHEREAS the Sub-Advisor has personnel in Asia and the Pacific Basin and was formed for the purpose of researching and compiling information and recommendations with respect to the economies of various countries and issuers located outside of North America, principally in Asia and the Pacific Basin.]
 ((WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;))
 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust)), the Advisor and the Sub-Advisor agree as follows:
 [1. The Sub-Advisor shall act as an investment consultant to the Advisor and shall furnish the Advisor factual information, research reports and investment recommendations relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all as the Advisor may reasonably require. Such information shall include written and oral reports and analyses.]
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
  (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.))
  (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
  (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))
 ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 [2. The Sub-Advisor will be compensated by the Advisor on the following basis for the services to be furnished hereunder: the Advisor agrees to pay the Sub-Advisor a monthly fee equal to 105% of the Sub-Advisor's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Fund that benefit from the services of the Sub-Advisor.]
 ((4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
  (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph
(a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
  (((b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
  (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
[3.] ((6. Interested Persons:)) It is understood that Trustees, officers and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] ((or)) the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] ((or)) the Sub-Advisor are or may be or become similarly interested in the [Fund] ((Trust)) and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Fund. The Sub-Advisor shall have no authority to act for, represent, bind or obligate the Advisor or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Fund.]
 [5.] ((7. Services to Other Companies or Accounts:)) The Services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Fund. ))
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to
liability to the Advisor, [the Fund] ((t   he)) ((Trus    t,)) or to any
shareholder of the [Fund] ((Portfolio)) for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 ((9. Duration and Termination of Agreement: Amendments:))
[6.] (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph [6] ((9,)) this Agreement shall continue in force until July 31, [1991] ((1998)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the [Fund] ((Portfolio)).
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the [Fund] ((Portfolio)), such consent on the part of the [Fund] ((Portfolio)) to be authorized by vote of a majority of the outstanding voting securities of the [Fund] ((Portfolio)).
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [6] ((9)), the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the [Fund] ((Portfolio)) may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.] ((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund] ((or other organizational document of the Trust)) and agrees that any obligations of the [Fund] ((Trust or the Portfolio)) arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the [Fund] ((Portfolio)). Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of 1940] ((1940 Act)) as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized ((, and their respective seals to be hereunto affixed,)) all as of the date written above.

    FIDELITY MANAGEMENT & RESEARCH (Far East) INC.
    By _________________________________
    Title
    FIDELITY MANAGEMENT & RESEARCH COMPANY
    By _________________________________
    Title
       ((FIDELITY ADVISOR SERIES I on behalf of))
    ((Fidelity Advisor Equity Growth Fund))
    BY: _________________________________
    ((Title))

EXHIBIT    1
((UNDERLINED)) LANGUAGE WILL BE ADDED:
[BRACKETED] LANGUAGE WILL BE DELETED.
FORM OF
SUB-ADVISORY AGREEMENT
   BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
((FIDELITY ADVISOR SERIES I ON BEHALF OF))
((FIDELITY ADVISOR EQUITY GROWTH FUND))
 AGREEMENT made this [1st day of December, 1990] ((____ day of _________, 1997,)) by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); [and] Fidelity Management & Research (U.K.) Inc. [a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "Sub-Advisor") ((; and Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Equity Growth Fund (hereinafter called the "Portfolio").))
 WHEREAS ((the Trust and)) the Advisor [has] ((have)) entered into a Management Contract [with Equity Portfolio: Growth, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund")] ((on behalf of the Portfolio,)) pursuant to which the Advisor is to act as investment [advisor to] ((manager of)) the Portfolio, and
 [WHEREAS the Sub-Advisor has personnel in Western Europe and was formed for the purpose of researching and compiling information and recommendations with respect to the economies of various countries and issuers located outside of North America, principally in Western Europe.]
 ((WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;))
 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust,)) the Advisor and the Sub-Advisor agree as follows:
 [1. The Sub-Advisor shall act as an investment consultant to the Advisor and shall furnish the Advisor factual information, research reports and investment recommendations relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all as the Advisor may reasonably require. Such information shall include written and oral reports and analyses.]
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
  (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.))
  (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
  (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))
 ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 [2. The Sub-Advisor will be compensated by the Advisor on the following basis for the services to be furnished hereunder: the Advisor agrees to pay the Sub-Advisor a monthly fee equal to 110% of the Sub-Advisor's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the [Fund] Portfolio that benefit from the services of the Sub-Advisor.]
 ((4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
  (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph
(a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
  (((b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
  (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.] ((6. Interested Persons:)) It is understood that Trustees, officers and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] ((or)) the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] ((or)) the Sub-Advisor are or may be or become similarly interested in the [Fund] ((Trust)) and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Fund. The Sub-Advisor shall have no authority to act for, represent, bind or obligate the Advisor or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Fund.]
 [5.] ((7. Services to Other Companies or Accounts:)) The Services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Fund.))
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to
liability to the Advisor, [the Fund]    ((the)) ((Trust,))     or to any
shareholder of the [Fund] ((Portfolio)) for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 ((9. Duration and Termination of Agreement: Amendments:))
[6.] (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph [6] ((9)), this Agreement shall continue in force until July 31, [1991] ((1998)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the [Fund] ((Portfolio)).
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the [Fund] ((Portfolio)), such consent on the part of the [Fund] ((Portfolio)) to be authorized by vote of a majority of the outstanding voting securities of the [Fund] ((Portfolio)).
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [6] ((9)), the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the [Fund] ((Portfolio)) may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.] ((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund] ((or other organizational document of the Trust)) and agrees that any obligations of the [Fund] ((Trust or the Portfolio)) arising in connection with this Agreement shall be limited in all cases to the [Fund] ((Portfolio)) and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the [Fund] ((Portfolio)). Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of 1940] ((1940 Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized ((, and their respective seals to be hereunto affixed,)) all as of the date written above.

    FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
    By _________________________________
    Title
    FIDELITY MANAGEMENT & RESEARCH COMPANY
    By _________________________________
    Title
    ((FID   ELITY ADVISOR SERIES I on behalf of))
    ((Fidelity Advisor Equity Growth Fund))
    BY: _________________________________
    ((Title))

EXHIBIT    1
((    UNDERLINED   ))     LANGUAGE WILL BE ADDED   .
[BRACKETED] LANGUAGE WILL BE DELETED.
FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY ADVISOR EQUITY [PORTFOLIO: GROWTH]    ((    GROWTH FUND   ))
[RETAIL CLASS]    ((    CLASS T SHARES   ))
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the [Retail Class (the Retail
Class")]    ((    Class  T shares   ))     of Fidelity Advisor Equity
[Portfolio: Growth (the "Portfolio")]    ((    Growth Fund ("Class T") a
class of shares of Fidelity Advisor Equity Growth Fund (the
"Fund"),   ))     [a series]    ((    a portfolio   ))     of Fidelity
[Broad Street Trust]    ((    Advisor Series I (the "Trust")   ))    .
 2. The [Fund]    ((    Trust   ))     has entered into a General
Distribution Agreement on behalf of the [Portfolio]    ((    Fund   ))
with Fidelity Distributors Corporation (the "Distributor"), [a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"),] under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the [Portfolio's]
   ((    Fund's   ))     shares of beneficial interest (the "Shares"). Such
efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the [Portfolio] ((Fund)) and reports to recipients other than ((the)) existing shareholders of the [Portfolio] ((Fund)); (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or who engage in shareholder support services; and (6) providing training, marketing and support to such dealers [and others] with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement ((and paragraph 2 hereof, all with respect to Class T Shares,)) [the Retail Class of the Portfolio] ((Class T)) shall pay to the Distributor a fee at the annual rate of .75% (((or such less amount as the Trustees may, from time to time, determine))) of [such Class'] ((the)) average daily net assets ((of Class T)) throughout the month. [or such lesser amount as may be established from time to time by the Trustees of the Fund, as specified in paragraph 6 of this plan. Such fee shall be computed and paid monthly.] The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the [Portfolio's] ((Fund's)) then current Prospectus for the determination of the net asset value of ((the Fund's Class T)) Shares. [of the Retail Class, but shall exclude assets attributable to (i) shares purchased more than 144 months prior to such day or (ii) any other Class of the Portfolio.] The Distributor may use all or any portion of the fee received pursuant to [the] ((this)) Plan to compensate securities dealers or other persons who have engaged in the sale of ((Class T)) Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 [thereof] ((hereof)).
 4. [Each Class of the Portfolio] ((The Fund)) presently pays, and will continue to pay, a management fee to [the Adviser] ((Fidelity Management & Research Company)) ((("the Adviser"))) pursuant to a management agreement between the [Portfolio] Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to [reimburse] ((make payment)) to the Distributor [for] ((with respect to any)) expenses incurred in connection with the distribution of ((Class T)) Shares, including the activities referred to in paragraph[s] 2 [and 3] hereof. To the extent that the payment of management fees by the [Class] ((Fund)) to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of ((Class T)) Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities" (as defined in the Act) of [the Retail] Class ((T)), this Plan having been approved by a vote of a majority of the Trustees of the [Fund] ((Trust)), including a majority of Trustees who are not "interested persons" of the [Fund] ((Trust)) (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until [July 31, 1993] ((April 30, 1998)), and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the [Fund] ((Trust)), including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the [maximum] fee provided for in paragraph 3 hereof or any amendment of the Management Contract to increase the amount to be paid by the [Portfolio] ((Fund)) thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of [Retail] Class ((T)), in the case of [the] ((this)) Plan, or upon approval by a vote of a majority of the outstanding voting securities of the [Portfolio] ((Fund)), in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of [the] Class ((T)).
 8. During the existence of this Plan, the [Fund] ((Trust)) shall require the Adviser and/or the Distributor to provide the [Fund] ((Trust)), for review by the [Fund 's] Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of [the Retail] Class ((T)) (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of [shares of the] Class ((T Shares)).
 10. Consistent with the limitation of shareholder liability as set forth in the [Fund's] ((Trust's)) Declaration of Trust, [any] obligation assumed by [the Retail] Class ((T)) pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to [the Retail] Class ((T)) and its assets and shall not constitute an obligation of any shareholder of the [Fund] ((Trust)) or of any other [series or] class of the Fund, ((series of the Trust or class of such series.))
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

EXHIBIT    1
MAY 19, 1994
BYLAWS
OF
FIDELITY MASSACHUSETTS BUSINESS TRUSTS
 These Bylaws of Fidelity Massachusetts business trusts (individually the "Trust") are subject to the Declaration of Trust of the Trust, as from time to time amended, supplemented or restated (the "Declaration of Trust"). Capitalized terms used herein which are defined in the Declaration of Trust are used as therein defined.
ARTICLE I
PRINCIPAL OFFICE
 The principal office of the Trust shall be located in Boston, Massachusetts, or such other location as the Trustees may, from time to time, determine. The Trust may establish and maintain such other offices and places of business as the Trustees may, from time to time, determine.
ARTICLE II
OFFICERS AND THEIR ELECTION
OFFICERS
 Section 1. The officers of the Trust shall be a President, a Treasurer, a Secretary, and such other officers as the Trustees may from time to time elect. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agents. It shall not be necessary for any Trustee or other officer to be a holder of Shares in the Trust. ELECTION OF OFFICERS
 Section 2. The Treasurer and Secretary shall be chosen by the Trustees. The President shall be chosen by and from the Trustees. Two or more offices may be held by a single person except the offices of President and Secretary. Subject to the provisions of Section 13 of Article III hereof, the President, the Treasurer and the Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office at the pleasure of the Trustees.
RESIGNATIONS
 Section 3. Any officer of the Trust may resign, notwithstanding Section 2 hereof, by filing a written resignation with the President, the Trustees or the Secretary, which resignation shall take effect on being so filed or at such time as may be therein specified.
ARTICLE III
POWERS AND DUTIES OF OFFICERS AND TRUSTEES
MANAGEMENT OF THE TRUST-GENERAL
 Section 1. The business and affairs of the Trust shall be managed by, or under the direction of, the Trustees, and they shall have all powers necessary and desirable to carry out their responsibilities, so far as such powers are not inconsistent with the laws of the Commonwealth of Massachusetts, the Declaration of Trust or with these Bylaws.
EXECUTIVE AND OTHER COMMITTEES
 Section 2. The Trustees may elect from their own number an executive committee, which shall have any or all the powers of the Trustees while the Trustees are not in session. The Trustees may also elect from their own number other committees from time to time. The number composing such committees and the powers conferred upon the same are to be determined by vote of a majority of the Trustees. All members of such committees shall hold such offices at the pleasure of the Trustees. The Trustees may abolish any such committee at any time. Any committee to which the Trustees delegate any of their powers or duties shall keep records of its meetings and shall report its actions to the Trustees. The Trustees shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.
COMPENSATION
 Section 3. Each Trustee and each committee member may receive such compensation for his services and reimbursement for his expenses as may be fixed from time to time by resolution of the Trustees.
CHAIRMAN OF THE TRUSTEES
 Section 4. The Trustees shall appoint from among their number a Chairman who shall serve as such at the pleasure of the Trustees. When present, he shall preside at all meetings of the Shareholders and the Trustees, and he may, subject to the approval of the Trustees, appoint a Trustee to preside at such meetings in his absence. He shall perform such other duties as the Trustees may from time to time designate.
PRESIDENT
 Section 5. The President shall be the chief executive officer of the Trust and, subject to the direction of the Trustees, shall have general administration of the business and policies of the Trust. Except as the Trustees may otherwise order, the President shall have the power to grant, issue, execute or sign such powers of attorney, proxies, agreements or other documents as may be deemed advisable or necessary in the furtherance of the interests of the Trust or any Series thereof. He shall also have the power to employ attorneys, accountants and other advisers and agents and counsel for the Trust. The President shall perform such duties additional to all of the foregoing as the Trustees may from time to time designate. TREASURER
 Section 6. The Treasurer shall be the principal financial and accounting officer of the Trust. He shall deliver all funds and securities of the Trust which may come into his hands to such company as the Trustees shall employ as Custodian in accordance with the Declaration of Trust and applicable provisions of law. He shall make annual reports regarding the business and condition of the Trust, which reports shall be preserved in Trust records, and he shall furnish such other reports regarding the business and condition of the Trust as the Trustees may from time to time require. The Treasurer shall perform such additional duties as the Trustees may from time to time designate.
SECRETARY
 Section 7. The Secretary shall record in books kept for the purpose all votes and proceedings of the Trustees and the Shareholders at their respective meetings. He shall have the custody of the seal of the Trust. The Secretary shall perform such additional duties as the Trustees may from time to time designate.
VICE PRESIDENT
 Section 8. Any Vice President of the Trust shall perform such duties as the Trustees or the President may from time to time designate. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice Presidents, then the senior of the Vice Presidents present and able to act) may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President.
ASSISTANT TREASURER
 Section 9. Any Assistant Treasurer of the Trust shall perform such duties as the Trustees or the Treasurer may from time to time designate, and, in the absence of the Treasurer, the senior Assistant Treasurer, present and able to act, may perform all the duties of the Treasurer.
ASSISTANT SECRETARY
 Section 10. Any Assistant Secretary of the Trust shall perform such duties as the Trustees or the Secretary may from time to time designate, and, in the absence of the Secretary, the senior Assistant Secretary, present and able to act, may perform all the duties of the Secretary.
SUBORDINATE OFFICERS
 Section 11. The Trustees from time to time may appoint such other officers or agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Trustees may determine. The Trustees from time to time may delegate to one or more officers or committees of Trustees the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authorities and duties.
SURETY BONDS
 Section 12. The Trustees may require any officer or agent of the Trust to execute a bond (including, without limitation, any bond required by the Investment Company Act of 1940, as amended ("the 1940 Act") and the rules and regulations of the Securities and Exchange Commission ("Commission")) to the Trust in such sum and with such surety or sureties as the Trustees may determine, conditioned upon the faithful performance of his duties to the Trust including responsibility for negligence and for the accounting of any of the Trust's property, funds or securities that may come into his hands.
REMOVAL
 Section 13. Any officer may be removed from office whenever in the judgment of the Trustees the best interest of the Trust will be served thereby, by the vote of a majority of the Trustees given at any regular meeting or any special meeting of the Trustees. In addition, any officer or agent appointed in accordance with the provisions of Section 11 hereof may be removed, either with or without cause, by any officer upon whom such power of removal shall have been conferred by the Trustees.
REMUNERATION
 Section 14. The salaries or other compensation, if any, of the officers of the Trust shall be fixed from time to time by resolution of the Trustees.
ARTICLE IV
SHAREHOLDERS' MEETINGS
SPECIAL MEETINGS
 Section 1. A special meeting of the shareholders shall be called by the Secretary whenever (i) ordered by the Trustees or (ii) requested in writing by the holder or holders of at least 10% of the Outstanding Shares entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than 30 days to call such special meeting, the Trustees or the Shareholders so requesting, may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary. If the meeting is a meeting of the Shareholders of one or more Series or classes of Shares, but not a meeting of all Shareholders of the Trust, then only special meetings of the Shareholders of such one or more Series or Classes shall be called and only the shareholders of such one or more Series or Classes shall be entitled to notice of and to vote at such meeting.
NOTICES
 Section 2. Except as above provided, notices of any meeting of the Shareholders shall be given by the Secretary by delivering or mailing, postage prepaid, to each Shareholder entitled to vote at said meeting, written or printed notification of such meeting at least fifteen days before the meeting, to such address as may be registered with the Trust by the Shareholder. Notice of any Shareholder meeting need not be given to any Shareholder if a written waiver of notice, executed before or after such meeting, is filed with the record of such meeting, or to any Shareholder who shall attend such meeting in person or by proxy. Notice of adjournment of a Shareholders' meeting to another time or place need not be given, if such time and place are announced at the meeting or reasonable notice is given to persons present at the meeting and the adjourned meeting is held within a reasonable time after the date set for the original meeting. VOTING-PROXIES
 Section 3. Subject to the provisions of the Declaration of Trust, shareholders entitled to vote may vote either in person or by proxy, provided that either (i) an instrument authorizing such proxy to act is executed in writing by the Shareholder and dated not more than eleven months before the meeting, unless the instrument specifically provides for a longer period or (ii) the Trustees adopt by resolution an electronic, telephonic, computerized or other alternative form of execution authorizing the proxy to act which authorization is received not more than eleven months before the meeting. Proxies shall be delivered to the Secretary of the Trust or other person responsible for recording the proceedings before being voted. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any adjournment of a meeting. A proxy purporting to be exercised by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden or proving invalidity shall rest on the challenger. At all meetings of the Shareholders, unless the voting is conducted by inspectors, all questions relating to the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes shall be decided by the Chairman of the meeting. Except as otherwise provided herein or in the Declaration of Trust, as these Bylaws or such Declaration of Trust may be amended or supplemented from time to time, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the Commonwealth of Massachusetts relating to proxies, and judicial interpretations thereunder, as if the Trust were a Massachusetts corporation and the Shareholders were shareholders of a Massachusetts corporation.
PLACE OF MEETING
 Section 4. All special meetings of the Shareholders shall be held at the principal place of business of the Trust or at such other place in the United States as the Trustees may designate.
ACTION WITHOUT A MEETING
 Section 5. Any action to be taken by Shareholders may be taken without a meeting if all Shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of meetings of Shareholders of the Trust. Such consent shall be treated for all purposes as a vote at a meeting of the Shareholders held at the principal place of business of the Trust.
ARTICLE V
TRUSTEES' MEETINGS
SPECIAL MEETINGS
 Section 1. Special meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or any two other Trustees. REGULAR MEETINGS
 Section 2. Regular meetings of the Trustees may be held at such places and at such times as the Trustees may from time to time determine; each Trustee present at such determination shall be deemed a party calling the meeting and no call or notice will be required to such Trustee provided that any Trustee who is absent when such determination is made shall be given notice of the determination by the Chairman or any two other Trustees, as provided for in the Declaration of Trust.
QUORUM
 Section 3. A majority of the Trustees shall constitute a quorum for the transaction of business and an action of a majority of the quorum shall constitute action of the Trustees.
NOTICE
 Section 4. Except as otherwise provided, notice of any special meeting of the Trustees shall be given by the party calling the meeting to each Trustee, as provided for in the Declaration of Trust. A written notice may be mailed, postage prepaid, addressed to him at his address as registered on the books of the Trust or, if not so registered, at his last known address.
PLACE OF MEETING
 Section 5. All special meetings of the Trustees shall be held at the principal place of business of the Trust or such other place as the Trustees may designate. Any meeting may adjourn to any place.
SPECIAL ACTION
 Section 6. When all the Trustees shall be present at any meeting, however called or wherever held, or shall assent to the holding of the meeting without notice, or shall sign a written assent thereto filed with the record of such meeting, the acts of such meeting shall be valid as if such meeting had been regularly held.
ACTION BY CONSENT
 Section 7. Any action by the Trustees may be taken without a meeting if a written consent thereto is signed by all the Trustees and filed with the records of the Trustees' meeting. Such consent shall be treated, for all purposes, as a vote at a meeting of the Trustees held at the principal place of business of the Trustees.
PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE
 Section 8. Trustees may participate in a meeting of Trustees by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting. Any meeting conducted by telephone shall be deemed to take place at and from the principal office of the Trust.
ARTICLE VI
SHARES OF BENEFICIAL INTEREST
BENEFICIAL INTEREST
 Section 1. The beneficial interest in the Trust shall at all times be divided into such transferable Shares of one or more separate and distinct Series, or classes thereof, as the Trustees shall from time to time create and establish. The number of Shares is unlimited, and each Share of each Series or class thereof shall be without par value and shall represent an equal proportionate interest with each other Share in the Series, none having priority or preference over another, except to the extent that such priorities or preferences are established with respect to one or more classes of shares consistent with applicable law and any rule or order of the Commission.
TRANSFER OF SHARES
 Section 2. The Shares of the Trust shall be transferable, so as to affect the rights of the Trust, only by transfer recorded on the books of the Trust, in person or by attorney.
EQUITABLE INTEREST NOT RECOGNIZED
 Section 3. The Trust shall be entitled to treat the holder of record of any Share or Shares of beneficial interest as the holder in fact thereof, and shall not be bound to recognize any equitable or other claim or interest in such Share or Shares on the part of any other person except as may be otherwise expressly provided by law.
SHARE CERTIFICATE
 Section 4. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise authorize. The Trustees may issue certificates to a Shareholder of any Series or class thereof for any purpose and the issuance of a certificate to one or more Shareholders shall not require the issuance of certificates generally. In the event that the Trustees authorize the issuance of Share certificates, such certificate shall be in the form proscribed from time to time by the Trustees and shall be signed by the President or a Vice President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. Such signatures may be facsimiles if the certificate is signed by a transfer or shareholder services agent or by a registrar, other than a Trustee, officer or employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue.
 In lieu of issuing certificates for Shares, the Trustees or the transfer or shareholder services agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such Shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such Shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof.
LOSS OF CERTIFICATE
 Section 5. In the case of the alleged loss or destruction or the mutilation of a Share certificate, a duplicate certificate may be issued in place thereof, upon such terms as the Trustees may prescribe. DISCONTINUANCE OF ISSUANCE OF CERTIFICATES
 Section 6. The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder, require the surrender of Share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership or transferability of Shares in the Trust.
ARTICLE VII
OWNERSHIP OF ASSETS OF THE TRUST
 The Trustees, acting for and on behalf of the Trust, shall be deemed to hold legal and beneficial ownership of any income earned on securities held by the Trust issued by any business entity formed, organized or existing under the laws of any jurisdiction other than a state, commonwealth, possession or colony of the United States or the laws of the United States.
ARTICLE VIII
INSPECTION OF BOOKS
 The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the Shareholders.
ARTICLE IX
INSURANCE OF OFFICERS, TRUSTEES, AND EMPLOYEES
 The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.
 The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
ARTICLE X
SEAL
 The seal of the Trust shall be circular in form and bear the name of the trust and the year of its organization. The form of the seal shall be subject to alteration by the Trustees and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced.
 Any officer or Trustee of the Trust shall have authority to affix the seal of the Trust to any document, instrument or other paper executed and delivered by or on behalf of the Trust; however, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on and its absence shall not impair the validity of any document, instrument, or other paper executed by or on behalf of the Trust.
ARTICLE XI
FISCAL YEAR
 The fiscal year of each Series of the Trust shall end on such date as the Trustees shall from time to time determine.
ARTICLE XII
AMENDMENTS
 These Bylaws may be amended at any meeting of the Trustees of the Trust by a majority vote.
ARTICLE XIII
REPORTS TO SHAREHOLDERS
 The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the Trust including financial statements which shall be certified at least annually by independent public accountants.
ARTICLE XIV
HEADINGS
 Headings are placed in these Bylaws for convenience of reference only and in case of any conflict, the text of these Bylaws rather than the headings shall control.
EXHIBIT    1
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                             FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                     YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                      (MILLIONS)(B)   TO AVERAGE
                                                                      NET ASSETS
                                                                      PAID
                                                                      TO FMR (C)

GROWTH

Magellan ((pound))                      3/31/96       $ 50,517.5                       0.73%

Large Cap Stock ((pound))               4/30/96**      63.9                            0.62(dagger)

Mid Cap Stock ((pound))                 4/30/96        1,045.4                         0.68

Small Cap Stock ((pound))               4/30/96        497.9                           0.58

Fidelity Fifty ((pound))                6/30/96        161.3                           0.62

Advisor Focus Funds:

 Consumer: ((pound))

  Class A                               7/31/97**      0.5                             0.60(dagger)

  Class T                               7/31/97**      2.2                             0.60(dagger)

  Institutional Class                   7/31/97**      1.0                             0.60(dagger)

 Cyclical: ((pound))

  Class A                               7/31/97**      0.2                             0.60(dagger)

  Class T                               7/31/97**      0.5                             0.60(dagger)

  Institutional Class                   7/31/97**      5.1                             0.60(dagger)

 Financial Services: ((pound))

  Class A                               7/31/97**      1.2                             0.60(dagger)

  Class T                               7/31/97**      7.7                             0.60(dagger)

  Institutional Class                   7/31/97**      0.9                             0.60(dagger)

 Health Care: ((pound))

  Class A                               7/31/97**      1.6                             0.60(dagger)

  Class T                               7/31/97**      9.1                             0.60(dagger)

   Institutional Class                  7/31/97**      0.9                             0.60(dagger)

 Technology: ((pound))

  Class A                               7/31/97**      1.8                             0.60(dagger)

  Class T                               7/31/97**      9.7                             0.60(dagger)

  Institutional Class                   7/31/97**      1.1                             0.60(dagger)

 Utilities Growth: ((pound))

  Class A                               7/31/97**      0.3                             0.60(dagger)

  Class T                               7/31/97**      1.6                             0.60(dagger)

  Institutional Class                   7/31/97**      1.5                             0.60(dagger)

Blue Chip Growth ((pound))              7/31/96        7,778.6                         0.67

Low-Priced Stock ((pound))              7/31/96        3,539.3                         0.77

OTC Portfolio ((pound))                 7/31/96        2,450.5                         0.53

Export Fund ((pound))                   8/31/96        345.0                           0.61

Advisor Korea Fund, Inc. ((oval))      9/30/96        53.7                            1.00

Destiny I ((pound))                     9/30/96        4,319.1                         0.62

Destiny II ((pound))                    9/30/96       $ 2,293.1                        0.73%

Advisor Emerging Asia Fund,             10/31/96       131.8                           1.02
Inc. ((oval))

Advisor Natural Resources ((pound))

 Class A                                10/31/96**     0.9                             0.72

 Class T                                10/31/96       441.6                           0.72

 Class B                                10/31/96       16.6                            0.72

 Institutional Class                    10/31/96       6.2                             0.72

Advisor Growth
Opportunities: ((pound))

 Class A                                10/31/96**     4.2                             0.61

 Class T                                10/31/96       12,224.7                        0.61

 Institutional Class                    10/31/96       193.0                           0.61

Advisor Overseas: ((sigma))

 Class A                                10/31/96**     0.3                             0.68

 Class T                                10/31/96       913.4                           0.68

 Class B                                10/31/96       12.0                            0.68

 Institutional Class                    10/31/96       6.6                             0.68

Canada ((sigma))                        10/31/96       145.6                           0.45

Capital Appreciation ((pound))          10/31/96       1,656.1                         0.54

Disciplined Equity ((pound))            10/31/96       2,168.3                         0.54

Diversified International ((sigma))     10/31/96       478.6                           0.85

Emerging Markets ((sigma))              10/31/96       1,329.4                         0.76

Europe ((sigma))                        10/31/96       558.5                           0.84

Europe Capital                          10/31/96       167.9                           0.80
Appreciation ((sigma))

France ((sigma))                        10/31/96**     5.5                             0.75(dagger)

Germany ((sigma))                       10/31/96**     5.5                             0.75(dagger)

Hong Kong and China ((rex-all))           10/31/96**     58.8                            0.75(dagger)

International Value ((Rex-all))           10/31/96       217.4                           0.79

Japan ((rex-all))                         10/31/96       374.5                           0.68

Japan Small Companies ((rex-all))         10/31/96**     105.3                           0.75(dagger)

Latin America ((sigma))                 10/31/96       605.9                           0.76

Nordic ((sigma))                        10/31/96**     9.6                             0.75(dagger)

Overseas ((sigma))                      10/31/96       2,773.5                         0.76

Pacific Basin ((rex-all))                 10/31/96       605.8                           0.75

Southeast Asia ((rex-all))                10/31/96       848.8                           0.65

Stock Selector ((pound))                10/31/96       1,447.9                         0.58

United Kingdom ((sigma))                10/31/96**     2.1                             0.75(dagger)

Value ((pound))                         10/31/96       6,357.2                         0.65

Worldwide ((sigma))                     10/31/96       762.4                           0.76

Advisor Equity Growth: ((pound))

 Class A                                11/30/96**    $ 2.0                            0.61%

 Class T                                11/30/96       2,784.5                         0.61

 Class B ((hollow diamond))             11/30/97**     4.6                             0.61

 Institutional Class                    11/30/96       1,022.8                         0.61

Advisor Large Cap: ((pound))

 Class A                                11/30/96**     0.3                             0.60(dagger)

 Class T                                11/30/96**     12.6                            0.60(dagger)

 Class B                                11/30/96**     3.7                             0.60(dagger)

 Institutional Class                    11/30/96**     4.9                             0.60(dagger)

Advisor Mid Cap: ((pound))

 Class A                                11/30/96**     0.7                             0.60(dagger)

 Class T                                11/30/96**     116.9                           0.60(dagger)

 Class B                                11/30/96**     17.5                            0.60(dagger)

 Institutional Class                    11/30/96**     2.5                             0.60(dagger)

Advisor TechnoQuant
Growth: ((pound))

  Class A                               11/30/97**     2.3                             0.60(dagger)

  Class T                               11/30/97**     4.6                             0.60(dagger)

  Class B                               11/30/97**     2.0                             0.60(dagger)

  Institutional Class                   11/30/97**     0.9                             0.60(dagger)

Emerging Growth ((pound))               11/30/96       1,608.1                         0.77

Growth Company ((pound))                11/30/96       7,918.8                         0.62

New Millennium ((pound))                11/30/96       960.0                           0.73

Retirement Growth ((pound))             11/30/96       4,142.2                         0.50

Advisor Strategic
Opportunities: ((pound))

 Class A                                12/31/96**     0.4                             0.48

 Class T                                12/31/96       603.6                           0.48

 Class B                                12/31/96       99.5                            0.48

 Institutional Class                    12/31/96       32.0                            0.48

 Initial Class                          12/31/96       21.7                            0.48

Congress Street                         12/31/96       86.2                            0.45

Contrafund ((pound))                    12/31/96       19,417.4                        0.57

Exchange                                12/31/96       246.2                           0.54

Trend ((pound))                         12/31/96       1,293.3                         0.42

Variable Insurance Products:

 Growth ((pound))                       12/31/96       5,245.2                         0.61

 Overseas Portfolio ((sigma))           12/31/96       1,544.2                         0.76

Variable Insurance Products II:

 Contrafund ((pound))                   12/31/96      $ 1,576.1                        0.61%

Variable Insurance Products III:

 Growth Opportunities ((pound))         12/31/96       277.4                           0.61

 Overseas Fund ((sigma))                12/31/96       33.3                            0.70*

Select Portfolios:

 Air Transportation ((pound))           2/28/97        89.4                            0.60

 American Gold                          2/28/97        414.0                           0.60

 Automotive ((pound))                   2/28/97        120.2                           0.60

 Biotechnology ((pound))                2/28/97        715.3                           0.60

 Brokerage and Investment

  Management ((pound))                  2/28/97        72.5                            0.62

 Chemicals ((pound))                    2/28/97        123.5                           0.60

 Computers ((pound))                    2/28/97        546.6                           0.61

 Construction and                       2/28/97        68.0                            0.60
 Housing ((pound))

 Consumer Industries ((pound))          2/28/97        25.6                            0.60

 Defense and Aerospace ((pound))        2/28/97        44.1                            0.61

 Developing                             2/28/97        307.6                           0.60
 Communications ((pound))

 Electronics ((pound))                  2/28/97        1,297.2                         0.61

 Energy ((pound))                       2/28/97        176.4                           0.60

 Energy Service ((pound))               2/28/97        461.6                           0.60

 Environmental                          2/28/97        41.6                            0.61
 Services ((pound))

 Financial Services ((pound))           2/28/97        273.8                           0.61

 Food and Agriculture ((pound))         2/28/97        278.8                           0.60

 Health Care ((pound))                  2/28/97        1,266.7                         0.60

 Home Finance ((pound))                 2/28/97        691.6                           0.61

 Industrial Equipment ((pound))         2/28/97        92.5                            0.61

 Industrial Materials ((pound))         2/28/97        97.9                            0.60

 Insurance ((pound))                    2/28/97        33.8                            0.61

 Leisure ((pound))                      2/28/97        106.5                           0.60

 Medical Delivery ((pound))             2/28/97        216.3                           0.60

 Multimedia ((pound))                   2/28/97        85.1                            0.60

 Natural Gas ((pound))                  2/28/97        113.0                           0.60

 Paper and Forest                       2/28/97        32.3                            0.60
 Products ((pound))

 Precious Metals and                    2/28/97        332.0                           0.60
 Minerals ((pound))

Select Portfolios (continued):

 Regional Banks ((pound))               2/28/97       $ 416.8                          0.61%

 Retailing ((pound))                    2/28/97        221.9                           0.60

 Software and Computer                  2/28/97        421.4                           0.60
 Services ((pound))

 Technology ((pound))                   2/28/97        463.1                           0.60

 Telecommunications ((pound))           2/28/97        476.9                           0.60

 Transportation ((pound))               2/28/97        12.6                            0.41*

 Utilities Growth ((pound))             2/28/97        238.2                           0.60




(a) All fund data are as of the fiscal year end noted in the chart or as of February 28, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((oval)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

   ADVI-pxs-0597 CUSIP# 315805853/FUND#245   CUSIP# 315805309/FUND#242
CUSIP# 315805200/FUND#286   CUSIP# 315805101/FUND#086   CUSIP#
315805861/FUND#250   CUSIP# 315805804/FUND#535   CUSIP# 315805705/FUND#534
 CUSIP# 315805887/FUND#536   CUSIP# 315805879/FUND#251   CUSIP#
315805507/FUND#532   CUSIP# 315805408/FUND#531   CUSIP# 315805606/FUND#533
 CUSIP# 315805796/FUND#267   CUSIP# 315805788/FUND#268   CUSIP#
315805770/FUND#269   CUSIP# 315805762/FUND#243   CUSIP# 315805846/FUND#272
 CUSIP# 315805838/FUND#244   CUSIP# 315805820/FUND#274   CUSIP#
315805812/FUND#276
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS A PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Equity Growth Fund - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 cusip #315805853/fund #245

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide    each            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.

7.    To adopt a new fundamental investment policy for the            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



8.    To approve an amended management contract for the                    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   8.
      fund.


9.    To approve an amended    S    ub-   A    dvisory    A    greement    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   9.
      with FMR Far East to provide investment advice and
      research services or investment management services.

10.   To approve an amended    S    ub-   A    dvisory    A    greement    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      with FMR U.K. to provide investment advice and
      research services or investment management services.



1   2    .   To amend the fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   2    .
             concerning diversification for the fund to permit
             increased investment in the securities of any single
             issuer.

1   3    .   To amend the fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   3    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.



1   4    .   To replace the fund's fundamental name test policy        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   4    .
             with a non-fundamental name test policy based on
             total assets.

1   5    .   To eliminate the fund's fundamental policy relating to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   5    .
             permissible repurchase agreement counterparties.

1   6    .   To amend the fund's fundamental investment                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   6    .
             limitation concerning real estate.

1   7    .   To adopt a fundamental investment limitation              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   7    .
             concerning senior securities for the fund.

1   8    .   To eliminate the fund's fundamental investment            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   8    .
             limitation concerning short sales of securities and
             replace it with a similar non-fundamental investment
             limitation.



1   9    .   To eliminate the fund's fundamental investment           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   9    .
             limitation concerning margin purchases and replace it
             with a similar non-fundamental investment limitation.

   20    .   To amend the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      20    .
             limitation concerning borrowing.



2   1    .   To amend the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   1    .
             limitation concerning lending.



2   2    .   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   2    .
             limitation concerning investments in other investment
             companies.

2   3    .   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   3.
             limitation concerning investments in securities of
             newly-formed issuers.

2   4    .   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   4    .
             limitation concerning investing in oil, gas, and mineral
             exploration programs.


   AEGA-PXC-0497     cusip # 315805853/fund# 245
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS T PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Equity Growth Fund - Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 cusip #315805200/fund #286

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all           [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         nominees listed         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           (except as marked to    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            the contrary below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.                    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide    each                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
             fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only                       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.

7.    To adopt a new fundamental investment policy for the                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



8.    To approve an amended management contract for the                    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   8.
      fund.


9.    To approve an amended    S    ub-   A    dvisory    A    greement    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   9.
      with FMR Far East to provide investment advice and
      research services or investment management services.

10.   To approve an amended    S    ub-   A    dvisory    Ag    reement    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      with FMR U.K. to provide investment advice and
      research services or investment management services.



11.   To amend the Class T Distribution and Service Plan for    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      the fund.


12.   To amend the fundamental investment limitation            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   12.
      concerning diversification for the fund to permit
      increased investment in the securities of any single
      issuer.

13.   To amend the fundamental investment limitation            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   13.
      concerning diversification for the fund to exclude
      investments in other investment companies from the
      limitation.



14.   To replace the fund's fundamental name test policy        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   14.
      with a non-fundamental name test policy based on
      total assets.

15.   To eliminate the fund's fundamental policy relating to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   15.
      permissible repurchase agreement counterparties.

16.   To amend the fund's fundamental investment                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   16.
      limitation concerning real estate.

17.   To adopt a fundamental investment limitation              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   17.
      concerning senior securities for the fund.

18.   To eliminate the fund's fundamental investment            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   18.
      limitation concerning short sales of securities and
      replace it with a similar non-fundamental investment
      limitation.



19.   To eliminate the fund's fundamental investment           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      limitation concerning margin purchases and replace it
      with a similar non-fundamental investment limitation.

20.   To amend the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning borrowing.



21.   To amend the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning lending.



22.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      limitation concerning investments in other investment
      companies.

23.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      limitation concerning investments in securities of
      newly-formed issuers.

24.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.


AEGT-PXC-   0497     cusip # 315805200/fund# 286
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS B PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Equity Growth Fund - Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 cusip #315805309/fund #242

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide    each            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.

7.    To adopt a new fundamental investment policy for the            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



8.    To approve an amended management contract for the                    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   8.
      fund.


9.    To approve an amended    S    ub-   A    dvisory    A    greement    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   9.
      with FMR Far East to provide investment advice and
      research services or investment management services.

10.   To approve an amended    S    ub-   A    dvisory    A    greement    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      with FMR U.K. to provide investment advice and
      research services or investment management services.



1   2    .   To amend the fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   2    .
             concerning diversification for the fund to permit
             increased investment in the securities of any single
             issuer.

1   3    .   To amend the fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   3    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.



1   4    .   To replace the fund's fundamental name test policy        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   4    .
             with a non-fundamental name test policy based on
             total assets.

1   5    .   To eliminate the fund's fundamental policy relating to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   5    .
             permissible repurchase agreement counterparties.

1   6    .   To amend the fund's fundamental investment                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   6    .
             limitation concerning real estate.

1   7    .   To adopt a fundamental investment limitation              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   7    .
             concerning senior securities for the fund.

1   8    .   To eliminate the fund's fundamental investment            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   8    .
             limitation concerning short sales of securities and
             replace it with a similar non-fundamental investment
             limitation.



1   9    .   To eliminate the fund's fundamental investment           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   9    .
             limitation concerning margin purchases and replace it
             with a similar non-fundamental investment limitation.

   20    .   To amend the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      20    .
             limitation concerning borrowing.



2   1    .   To amend the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   1    .
             limitation concerning lending.



2   2    .   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   2    .
             limitation concerning investments in other investment
             companies.

2   3    .   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   3.
             limitation concerning investments in securities of
             newly-formed issuers.

2   4    .   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   4    .
             limitation concerning investing in oil, gas, and mineral
             exploration programs.


AEGB-PXC-   0497     cusip # 315805309/fund# 242
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR EQUITY GROWTH FUND - INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Equity Growth Fund - Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 cusip #315805101/fund #086

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.                    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide    each                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
             fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only                       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.

7.    To adopt a new fundamental investment policy for the                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



8.    To approve an amended management contract for the                    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   8.
      fund.


9.    To approve an amended    S    ub-   A    dvisory    A    greement    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   9.
      with FMR Far East to provide investment advice and
      research services or investment management services.

10.   To approve an amended    S    ub-   A    dvisory    A    greement    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      with FMR U.K. to provide investment advice and
      research services or investment management services.



1   2    .   To amend the fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   2    .
             concerning diversification for the fund to permit
             increased investment in the securities of any single
             issuer.

1   3    .   To amend the fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   3    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.



1   4    .   To replace the fund's fundamental name test policy        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   4    .
             with a non-fundamental name test policy based on
             total assets.

1   5    .   To eliminate the fund's fundamental policy relating to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   5    .
             permissible repurchase agreement counterparties.

1   6    .   To amend the fund's fundamental investment                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   6    .
             limitation concerning real estate.

1   7    .   To adopt a fundamental investment limitation              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   7    .
             concerning senior securities for the fund.

1   8    .   To eliminate the fund's fundamental investment            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   8    .
             limitation concerning short sales of securities and
             replace it with a similar non-fundamental investment
             limitation.



1   9    .   To eliminate the fund's fundamental investment           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   1   9    .
             limitation concerning margin purchases and replace it
             with a similar non-fundamental investment limitation.

   20    .   To amend the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      20    .
             limitation concerning borrowing.



2   1    .   To amend the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   1    .
             limitation concerning lending.



2   2    .   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   2    .
             limitation concerning investments in other investment
             companies.

2   3    .   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   3    .
             limitation concerning investments in securities of
             newly-formed issuers.

2   4    .   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   4    .
             limitation concerning investing in oil, gas, and mineral
             exploration programs.


AEGI-PXC-   0497     cusip # 315805101/fund# 086
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LARGE CAP FUND - CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Large Cap Fund - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805861/fund #250
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.



   13    .   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      13    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.


ALGCA-PXC-   0497     cusip # 315805861/fund# 250
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LARGE CAP FUND - CLASS T
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Large Cap Fund - Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805705/fund #534
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.           To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
             and Price Waterhouse LLP as independent
             accountants of the trust   .

3.           To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
             dollarbased voting rights for shareholders of the trust.

4.           To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
             shareholder notification of appointment of    T    rustees.

5.           To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
             with the ability to invest all of its assets in another
             open-end investment company with substantially the
             same investment objective and policies.

6.           To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
             Trustee approval of changes to the Bylaws.

   13    .   To amend the fundamental investment limitation                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      13    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.


ALGCT-PXC-   0497     cusip # 315805705/fund# 534
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LARGE CAP FUND - CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Large Cap Fund - Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805804/fund #535
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollarbased voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.



   13    .   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      13    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.


ALGCB-PXC-   0497     cusip # 315805804/fund# 535
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LARGE CAP FUND - INSTITUTIONAL
CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Large Cap Fund - Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805887/fund #536
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollarbased voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.



   13    .   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      13    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.


ALGCI-PXC-   0497     cusip # 315805887/fund# 536
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR MID CAP FUND - CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Mid Cap Fund - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805879/fund #251
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.



   13    .   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      13    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.


AMIDA-PXC-   0497     cusip # 315805879/fund# 251
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR MID CAP FUND - CLASS T
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Mid Cap Fund - Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805408/fund #531
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.



   13    .   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      13    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.


AMIDT-PXC-   0497     cusip # 315805408/fund# 531
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR MID CAP FUND - CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Mid Cap Fund - Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805507/fund #532
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.



   13    .   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      13    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.


AMIDB-PXC-   0497     cusip # 315805507/fund# 532
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR MID CAP FUND - INSTITUTIONAL
CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Mid Cap Fund - Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805606/fund #533
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.



   13    .   To amend the fundamental investment limitation        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      13    .
             concerning diversification for the fund to exclude
             investments in other investment companies from the
             limitation.


AMIDI-PXC-   0497     cusip # 315805606/fund# 533
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS A PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Growth & Income Fund - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805846/fund #272
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollarbased voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.


AGAIA-PXC-   0497     cusip # 315805846/fund# 272
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS T PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Growth & Income Fund - Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805820/fund #274
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.


AGAIT-PXC-   0497     cusip # 315805820/fund# 274
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS B PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Growth & Income Fund - Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805838/fund #244
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollarbased voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.


AGAIB-PXC-   0497     cusip # 315805838/fund# 244
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH & INCOME FUND - INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor Growth & Income Fund - Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805812/fund #276
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.


AGAII-PXC-   0497     cusip # 315805812/fund# 276
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR TECHNOQUANT   TM     GROWTH
FUND - CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor TechnoQuant Growth Fund - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805796/fund #267
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollarbased voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.


ATQGA-PXC-   0497     cusip # 315805796/fund# 267
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR TECHNOQUANT   TM     GROWTH
FUND - CLASS T
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor TechnoQuant Growth Fund - Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805770/fund #269
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.


ATQGT-PXC-   0497     cusip # 315805770/fund# 269
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR TECHNOQUANT   TM     GROWTH
FUND - CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor TechnoQuant Growth Fund - Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805788/fund #268
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollarbased voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.


ATQGB-PXC-   0497     cusip # 315805788/fund# 268
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR TECHNOQUANT   TM     GROWTH
FUND - INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I: Fidelity Advisor TechnoQuant Growth Fund - Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 11:30 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date     , 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 cusip #315805762/fund #243
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE DETACH AT PERFORATION BEFORE MAILING.
PLEASE VOTE BY FILLING IN THE BOXES BELOW.
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ] WITHHOLD            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis         listed (except as         authority to vote for
     Burke Davis, Robert M. Gates, Edward C. Johnson           marked to the contrary    all nominees.
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).
     Lynch, Gerald C. McDonough, William O. McCoy,
     Marvin L. Mann, and Thomas R. Williams   .
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust   .

3.    To amend the Declaration of Trust to provide                  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   3.
      dollarbased voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.
      shareholder notification of appointment of    T    rustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To amend the Bylaws of the trust to require only              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      Trustee approval of changes to the Bylaws.


ATQGI-PXC-   0497     cusip # 315805762/fund# 243

IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
On July 16, 1997, a special shareholder meeting of the following Fidelity Advisor Funds will be held:
(solid bullet) (solid bullet)Equity Growth Fund (Class A, Class T, Class B, and Institutional Class)
(solid bullet) Mid Cap Fund (Class A, Class T, Class B, and Institutional
Class)
(solid bullet) Large Cap Fund  (Class A, Class T, Class B, and
Institutional Class)
(solid bullet) TechnoQuant Growth Fund (Class A, Class T, Class B, and Institutional Class)
(solid bullet) Growth & Income Fund (Class A, Class T, Class B, and Institutional Class)
THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR EACH CLASS OF EACH FUND YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The matters to be discussed are important, and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares of each fund you own. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the funds.
The enclosed Proxy Statement details the proposals under consideration. A list of the issues can be found beginning on the first page of the Proxy Statement. In addition, we have attached a Q&A to assist you in understanding most of the proposals that may require your vote. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card(s). It is important that you sign your proxy card(s) exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
These proposals have been carefully considered by each fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact Fidelity Client Services at 800-522-7297.
Remember, this is your opportunity to voice your opinion on matters
affecting your fund or funds.   YOUR PARTICIPATION IS EXTREMELY IMPORTANT
NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer

Q&A   IMPORTANT INFORMATION TO HELP
      YOU UNDERSTAND THE PROPOSALS
      THAT YOU ARE BEING ASKED TO
      VOTE ON.

PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT.
IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL CLIENT SERVICES AT 800-522-7297. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY ADVISOR FUNDS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
Q. WHAT ARE THE BENEFITS OF THE DOLLAR-BASED VOTING RIGHTS PROPOSAL TO SHAREHOLDERS?
A. The proposed amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than by the number of shares held.
Q. WHY IS EQUITY GROWTH FUND ADOPTING AN INVESTMENT POLICY TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES?
A. This proposal will allow Equity Growth Fund to implement a "master-feeder" fund structure that allows "feeder" funds to invest all of their assets in a single "master" fund. The purpose of this structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. While neither FMR nor the Board of Trustees has determined that the fund should invest in a "master fund", the Board of Trustees believe it could be in the best interest of the fund to adopt such a structure at a future date.
Q. WHY IS EQUITY GROWTH FUND PROPOSING TO ADOPT AN AMENDED MANAGEMENT
CONTRACT?
A. The amended contract would modify the management fee that FMR receives by reducing the individual fund fee rate and by providing for lower fees when FMR's assets under manage-
 ment exceed certain levels (Group Fee Rate). The amended contract will result in a manage-
 ment fee that is lower than the fee payable under the Present Management Contract. The
 Board of Trustees believes that the existing management fee structure is fair and reasonable and that the proposed modifications to the management fee are in the best interests of the fund's shareholders.
Q. WHY IS EQUITY GROWTH FUND PROPOSING TO AMEND THE SUB-ADVISORY AGREEMENTS WITH FMR FAR EAST AND FMR U.K.?
A. The proposal will permit FMR not only to receive investment advice and research services but also to grant FMR Far East and FMR U.K. investment management authority. The Board of Trustees believes that FMR will have increased flexibility in portfolio manager assign-
 ments and will give the fund access to managers located abroad who may have more special-
 ized expertise with respect to local companies and markets. The Proposed Agreement will not affect fees paid by the fund to FMR.
Q. WHY IS EQUITY GROWTH FUND PROPOSING TO AMEND ITS DISTRIBUTION AND SERVICE PLAN ON CLASS T SHARES?
A. The amended Class T Distribution and Service Plan would be identical to the current plan, with the exception of calculating the daily net assets of the fund. Under the current plan, for purposes of calculating the distribution fee, net assets exclude assets attributable to shares purchased more than 144 months prior to the date on which the daily net assets are calculated. The new plan will no longer exclude shares held more than 144 months when calculating the distribution fee. When the 144-month limitation was introduced in the 1980s, expense limitations were limited to front-end sales charges only. The 144-month limitation was intended by FMR to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD. During 1993, however, the NASD established a combined limit on mutual fund sales charges AND distribution expenses. The NASD rule has become the industry standard for restricting distribution charges.
Q. WILL THE AMENDMENTS TO CHANGE EACH OF EQUITY GROWTH FUND, MID CAP FUND, AND LARGE CAP FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS CONCERNING DIVERSIFICATION AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that these proposals are in the best interest of each fund's shareholders, and will not affect each fund's investment philosophy. Proposal #12 will give
 Equity Growth Fund greater flexibility by permitting it to acquire larger positions in the securities of individual issuers. Proposal #13 will allow Equity Growth Fund, Mid Cap Fund, and Large Cap Fund to invest without limit in the securities of other investment companies.
Q. WILL THE AMENDMENT TO REPLACE EQUITY GROWTH FUND'S FUNDAMENTAL NAME TEST POLICY WITH A NON-FUNDAMENTAL POLICY BASED ON TOTAL ASSETS AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. The primary purpose of the proposal is to adopt a non-fundamental policy based on total assets rather than "assets" under the current policy which is construed to mean net assets. Because the fund's total assets are equal to or greater than its net assets, the proposed change to a "total assets" name policy will generally result in an increase in the minimum portion of the fund's assets required to be invested in common and preferred stock in order to satisfy the name test. Because under normal circumstances the fund invests more of its assets in common and preferred stock than is required under either the existing or proposed name test, this change is not anticipated to have a material impact on the way the fund is managed.
Q. WHY IS EQUITY GROWTH FUND PROPOSING TO ELIMINATE THE FUND'S
 FUNDAMENTAL INVESTMENT POLICY RELATING TO PERMISSIBLE
 REPURCHASE AGREEMENT COUNTERPARTIES?
A. The purpose of the proposal is to eliminate Equity Growth's fundamental policy limiting those parties with whom it will enter into repurchase agreements. Elimination of the funda-
 mental policy will allow the fund greater flexibility when engaging in repurchase agreements.
 The Board of Trustees believes that this proposal will benefit the fund.
Q. WHY IS EQUITY GROWTH FUND PROPOSING TO AMEND THE FUND'S
 FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE?
A. The purpose of this proposal is to clarify the types of securities in which the fund is autho-
 rized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. Although the fund does not expect to acquire real estate, the proposed limitation would clarify the circumstances by which the fund can acquire real estate. Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the invest-
 ment performance of the fund, or the securities in which the fund invests.

Q. WHAT DO THE PROPOSALS REGARDING ADOPTION OF STANDARD INVESTMENT LIMITATIONS IMPLY FOR EQUITY GROWTH FUND?
A. The purpose of proposals 17 through 24 is to revise several of Equity Growth Fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. It is not anticipated that these proposals will substantially affect the way the fund is currently managed.
Q. THE PROXY SAYS THAT THE FUNDS' BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
A. The trustees continue to oversee the investment policies of the funds. Members of the Board are fiduciaries and have an obligation to serve the best interests of the funds' shareholders, including policy changes such as those proposed for these funds.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-522-7297.





















ADVI-PXL-0597
Differences between printed and EDGAR versions of enclosed Proxy Statement
1.  Text in printed version which is underscored to show insertions have
been enclosed with ((   )) in the EDGAR version.